UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

Capital Income Builder

Many hands, a common goal
[photo - vehicle tracks in a grass field]

Annual report for the year ended October 31, 2006

Capital Income Builder® seeks to provide a growing dividend — with higher income distributions every quarter to the extent possible — together with a current yield exceeding that of U.S. stocks generally.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	5
Feature article
Many hands, a common goal:
A look at the multiple portfolio counselor system	6
Summary investment portfolio	12
Financial statements	18
Board of directors and other officers	35
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2006 (the most recent calendar quarter):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	+7.76%	+10.71%	+10.73%

The total annual fund operating expense ratio was 0.58% for Class A shares as of the most recent fiscal year-end. This figure does not reflect a fee waiver. The actual expense ratio, which reflects a waiver, is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of November 30, 2006, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.38%, which reflects a fee waiver (3.36% without the fee waiver).

Results for other share classes can be found on page 34. Please see the inside back cover for important information about other share classes.

The return of principal for the bond holdings in Capital Income Builder is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

[photo - rows of crop on a farm]

Fellow shareholders:

Capital Income Builder continued to meet its objectives during fiscal 2006, providing shareholders with above-average income as well as dividend increases. The fund also delivered a healthy measure of capital appreciation, as equity markets responded to robust economic growth around the world.

The fund’s 12-month dividend yield as of October 31, 2006, was 3.61%, as calculated by Lipper. That was more than twice the 1.76% yield of the Standard & Poor’s 500 Composite Index, which is unmanaged and has no expenses. It was also comfortably ahead of the 2.86% yield of the Lipper Income Funds Average.

The fund recorded a substantial increase in net asset value as well. Capital Income Builder’s 20.0% total return for the year outpaced both the 16.3% return of the S&P 500 and the 9.7% return of the Lipper Income Funds Average. Although the fund does not seek to better the S&P on a total return basis, we are pleased to note that it has maintained its advantage over longer periods, as you can see in the table below.

Steady dividend increases

Quarterly dividend increases brought the September dividend to 48.5 cents a share; the fund also paid a capital gain distribution of 69 cents a share in December 2005.

Although dividend income is a relatively stable source of investment returns, it can be unpredictable. An increasing number of companies are favoring special dividends over regularly scheduled payments. At the same time, short-term interest rates have fluctuated broadly in recent years. Because we are committed to providing shareholders with a steady income stream, we have chosen to pass along the less consistent portion of the fund’s dividends in a single payment at the end of the year. Thus in December 2005, the fund paid a special dividend of 25 cents a share. The board has likewise approved a special dividend for December 2006, of 30 cents a share.

[Begin Sidebar]
Results at a glance
(for periods ended October 31, 2006, with all distributions reinvested)

Average annual total return

	1-year			Lifetime
	total return	5 years	10 years	(since July 30, 1987)

Capital Income Builder	+20.00%	+12.52%	+11.33%	+11.76%
Standard & Poor’s 500 Composite Index[1]	+16.33	+7.25	+8.64	+10.42
Lipper Income Funds Average[2]	+9.70	+6.44	+6.47	+10.17
Consumer Price Index (inflation)[3]	+1.31	+2.58	+2.46	+3.02

1 The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses, and cannot be invested in directly.
2 Averages are based on total return and do not reflect the effect of sales charges.
3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

Non-U.S. holdings boost returns

Brisk economic growth and strong corporate profits sent stock prices higher during the reporting period. International markets led the way: In contrast to the 16.3% total return of the S&P 500, the MSCI World Index, ex-USA,SM which measures 22 non-U.S. developed market indexes, rose 28.0% for the year. (The indexes, which are unmanaged, do not reflect expenses.) Gains were particularly pronounced in Europe, where a strengthening in local currencies against the dollar enhanced returns for U.S. investors.

Capital Income Builder was well-positioned to benefit from the surge in international stocks, with about 40% of net assets invested among 31 countries outside the United States. In addition to price appreciation, many international companies also provided a yield advantage: The MSCI World Index, ex-USA, yielded 2.43% as of October 31, meaningfully higher than U.S. stocks.

Bonds, meanwhile, faced a challenging environment during the fiscal year. In an effort to keep inflation in check, the Federal Reserve continued to tighten credit, notching up the federal funds rate (the rate at which banks lend to each other overnight) an additional six times through the end of June, to 5.25%. Bond prices dipped before bouncing back in July amid evidence of a cooling U.S. economy.

Broad strength in the portfolio

In pursuing its dual-focused income objective, Capital Income Builder invests in a balanced combination of stocks and bonds. Some investments may provide higher current yields, for example, but less potential for dividend growth, while others may have lower yields but are more likely to increase dividends over time. The result is a broadly diversified portfolio, with investments in the stocks of more than 250 companies across many industries.

The strong earnings picture encouraged many companies to step up their dividends. Among larger holdings that did particularly well during the year were E.ON, a German multi-utility supplier; Koninklijke KPN, the Dutch telecommunications operator; and Veolia Environnement, a French service provider. All three increased their dividends by more than 17% and rose in price upward of 30%. KPN also provided an attractive 4.6% yield.†

†Dividend growth rates and yields are calculated in local currency.

[Begin Sidebar]
[begin bar chart]

Capital Income Builder’s quarterly dividends compared with inflation
(dividends as declared and adjusted for reinvested capital gains)

		(cents per share)			(Index: December 1987=100)
Fiscal Quarters	Year	Dividend	Special dividend	Additional income earned on initial shares if capital gain distributions were reinvested	Inflation=Consumer Price Index (through September 2006)
4 August - October*	87	22.0		22.0
1 November - January	87	28.0		28.0	100.0
2 February - April	88	28.5		28.5	101.0
3 May - July	88	29.0		29.0	102.3
4 August - October	88	29.5		29.5	103.8
1 November - January	88	30.0		30.0	104.4
2 February - April	89	30.5		30.5	106.0
3 May - July	89	31.0		31.0	107.5
4 August - October	89	31.5		31.5	108.3
1 November - January	89	32.5		32.5	109.3
2 February - April	90	33.0		33.0	111.5
3 May - July	90	33.5		33.5	112.6
4 August - October	90	34.0		34.0	115.0
1 November - January	90	34.5		34.5	115.9
2 February - April	91	35.0		35.0	117.0
3 May - July	91	35.5		35.5	117.9
4 August - October	91	36.0		36.0	118.9
1 November - January	91	36.5		36.5	119.5
2 February - April	92	37.0		37.3	120.7
3 May - July	92	37.5		37.8	121.5
4 August - October	92	38.0		38.3	122.4
1 November - January	92	38.5		38.8	123.0
2 February - April	93	39.0		39.5	124.4
3 May - July	93	39.5		40.0	125.1
4 August - October	93	40.0		40.5	125.7
1 November - January	93	40.5		41.0	126.3
2 February - April	94	41.0		41.6	127.6
3 May - July	94	41.5		42.1	128.2
4 August - October	94	42.0		42.6	129.5
1 November - January	94	42.5		43.1	129.7
2 February - April	95	43.0		43.8	131.2
3 May - July	95	43.5		44.3	132.1
4 August - October	95	44.0		44.8	132.8
1 November - January	95	44.5		45.3	133.0
2 February - April	96	45.0		46.4	134.9
3 May - July	96	45.5		47.0	135.8
4 August - October	96	46.0		47.5	136.7
1 November - January	96	46.5		48.0	137.4
2 February - April	97	46.5		48.9	138.6
3 May - July	97	47.0		49.4	138.9
4 August - October	97	47.5		49.9	139.7
1 November - January	97	48.0		50.4	139.8
2 February - April	98	48.0		52.2	140.6
3 May - July	98	48.5		52.7	141.2
4 August - October	98	49.0		53.3	141.8
1 November - January	98	49.5		53.8	142.0
2 February - April	99	48.0		55.3	143.0
3 May - July	99	48.5		55.9	144.0
4 August - October	99	49.0		56.5	145.5
1 November - January	99	49.5		57.1	145.8
2 February - April	00	49.5		59.2	148.4
3 May - July	00	50.0		59.8	149.4
4 August - October	00	50.5		60.4	150.5
1 November - January	00	51.0		61.0	150.8
2 February - April	01	51.5		62.9	152.7
3 May - July	01	52.0		63.5	154.2
4 August - October	01	52.5		64.2	154.5
1 November - January	01	52.5		64.2	153.1
2 February - April	02	51.0		64.0	154.9
3 May - July	02	51.0		64.0	155.9
4 August - October	02	51.0		64.0	156.8
1 November - January	02	51.0		64.0	156.8
2 February - April	03	50.5		64.2	159.6
3 May - July	03	50.5		64.2	159.2
4 August - October	03	50.5		64.2	160.5
1 November - January	03	45.0		57.2	159.7
2 February - April	04	45.0		57.4	162.4
3 May - July	04	45.0		57.4	164.4
4 August - October	04	45.5		58.1	164.6
1 November - January	04	46.0		58.7	164.9
2 February - April	05	46.0		59.7	167.5
3 May - July	05	46.5		60.4	168.5
4 August - October	05	47.0		61.0	172.3
1 November - January	05	47.5	25.0	61.7	170.5
2 February - April	06	47.5		62.5	173.1
3 May - July	06	48.0		63.1	175.8
4 August - October	06	48.5		63.8	175.8
1 November - January	06	49.0	30.0	64.4

*Not a full quarter.

[end of bar chart]
[End Sidebar]

Banks, the fund’s largest industry concentration, made meaningful contributions to returns as well. Bank of America saw a 12% increase in its dividend; its stock appreciated 23.2% and yielded 4.2%. Other noteworthy gainers were Société Générale, which raised its dividend by more than a third, and Washington Mutual, which has managed to increase its dividend every quarter since 2000.

Other industries that helped support the fund’s growth-of-income strategy were telecommunications, pharmaceuticals, energy, infrastructure and real estate investment trusts (REITs). Standouts included: iStar Financial, a real estate lender, which yielded about 6.6%; Chunghwa Telecom (6.0%); Bristol-Myers Squibb (4.5%); and Macquarie Infrastructure Group (5.3%). This last company builds private toll roads throughout Australia, North America and Europe. Many energy companies, which have profited handsomely from rising oil prices, have begun to return more of their free cash flow to shareholders. Husky Energy, for example, raised its regular dividend 140%; the company has also paid a special dividend for the past three years. We have been adding selectively to our energy holdings as stock prices have receded in recent months.

Our research has helped us uncover companies with good earnings potential and attractive income profiles. New inflows from strong share sales have led to many additions to the portfolio in such industries as pharmaceuticals, materials, specialty retail and media. We are also finding opportunities in Asia, a region that is not only growing rapidly but also increasingly embracing a dividend culture. At the same time, we have trimmed several European telecom holdings, whose earnings have been weighed down by pricing pressures. Other reductions include a number of companies whose rising share prices have pushed yields below an acceptable range, allowing us to sell into strength.

[Begin Sidebar]
[begin line chart]

A lifetime of high current income
(Capital Income Builder’s 12-month dividend rate versus its benchmarks — years ended October 31)

Date	Capital Income Builder	Lipper Income Funds Average	S&P 500
10/31/88	5.08%	6.87%	3.29%
04/30/89	5.02	7.00	3.27
10/31/89	4.91	6.98	3.21
04/30/90	5.27	7.65	3.47
10/31/90	5.69	8.23	3.91
04/30/91	4.93	7.29	3.25
10/31/91	4.92	6.83	3.09
04/30/92	4.79	6.47	2.93
10/31/92	4.84	6.47	2.95
04/30/93	4.74	5.61	2.83
10/31/93	4.56	4.77	2.68
04/30/94	4.98	4.76	2.82
10/31/94	5.05	4.67	2.76
04/30/95	5.07	4.82	2.59
10/31/95	4.77	4.46	2.35
04/30/96	4.71	4.34	2.17
10/31/96	4.56	4.31	2.10
04/30/97	4.38	4.24	1.89
10/31/97	4.06	4.00	1.68
04/30/98	3.79	3.99	1.44
10/31/98	4.00	4.11	1.48
04/30/99	3.96	3.80	1.23
10/31/99	4.34	4.03	1.22
04/30/00	4.69	4.26	1.15
10/31/00	4.57	4.34	1.15
04/30/01	4.47	4.29	1.27
10/31/01	4.73	4.32	1.49
04/30/02	4.52	3.51	1.46
10/31/02	5.05	3.58	1.81
04/30/03	4.83	3.22	1.79
10/31/03	4.48	2.81	1.61
04/30/04	4.01	2.60	1.64
10/31/04	3.55	2.40	1.68
04/30/05	3.50	2.36	1.76
10/31/05	3.53	2.44	1.77
04/30/06	3.75	2.61	1.76
10/31/06	3.61	2.86	1.76

All numbers calculated by Lipper.

[End line chart]
[End Sidebar]

Lastly, Capital Income Builder’s bond portfolio, representing 19.3% of net assets, provided an overall yield of about 5.5%. The fund’s fixed-income holdings include U.S. Treasuries, investment-grade corporate bonds and high-quality asset- and mortgage-backed securities. Although our bond investments were affected by the decline earlier in the year, most rebounded toward the close of the reporting period.

[Begin Sidebar]

Largest equity holdings
(as of October 31, 2006)

	Percent	12-month	Current
	of net	dividend	gross
Company	assets	growth*	yield

E.ON	1.6%	+17.0%	2.9%
BellSouth	1.5	0.0	2.6
AT&T	1.5	+3.1	3.9
Altria Group	1.4	+7.5	4.3
Royal Dutch Shell	1.2	+8.7	3.8
Fannie Mae	1.2	0.0	1.8
Exelon	1.1	0.0	2.6
National Grid	1.0	+10.1	3.9
Koninklijke KPN	1.0	+20.0	4.6
Veolia Environnement	1.0	+25.0	1.7

*Dividend growth rates and yields are calculated in local currency
[End Sidebar]

[Begin Sidebar]

Where the fund’s assets are invested
(percent invested by country)

		October 31, 2006

Equities
	United States	28.1%
	Europe	26.7
	Asia/Pacific	11.7
	Other	1.9
	Total equities	68.4%

Bonds
	United States	17.6
	Other	1.7
	Total bonds	19.3%

Short-term securities & other assets less liabilities		12.3%

Total		100.0%
[End Sidebar]

Managing expectations

Capital Income Builder is distinct from many equity funds in that its success is measured primarily in terms of income. Capital appreciation is a secondary goal and is based on the conviction that well-managed companies committed to the discipline of dividends should eventually see their share prices rise as well. That has certainly been the case in recent years, as the fund has bested the S&P 500 by a wide margin — an advantage due largely to the steep stock decline that began in March 2000. While we are not surprised that the fund has outpaced the broader markets over time, this degree of disparity is unlikely to be sustained indefinitely. Thus, we would urge shareholders not to extrapolate future returns from these extraordinary events.

Finally, we are pleased to note that Capital Income Builder’s shareholder family has increased 28% over the past 12 months, to 3.4 million accounts. In the article beginning on page 6, we invite you to read about how the fund’s management structure is uniquely suited to accommodating growth.

We welcome those of you who have recently joined us and look forward to serving all of our shareholders in the years to come.

Cordially,

/s/James B. Lovelace
James B. Lovelace
Vice Chairman of the Board and Principal Executive Officer

/s/Joyce E. Gordon
Joyce E. Gordon
President

December 7, 2006

For current information about the fund, visit americanfunds.com.

Joyce Gordon, a longtime portfolio counselor for the fund, has been elected president. She has replaced Catherine M. Ward, who will continue to serve the fund as a member of the board of directors.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]

Year ended October 31	Capital Income Builder with dividends reinvested	Capital Income Builder excluding dividends	Standard & Poor's 500 Composite Index with dividends reinvested[2]	Lipper Income Funds Average[3]
7/30/87	$9,425	$9,425	$10,000	$10,000
1987[4]	$8,990	$8,842	$7,995	$9,237
1988	$10,093	$9,429	$9,175	$10,567
1989	$11,782	$10,438	$11,592	$12,286
1990	$11,590	$9,738	$10,725	$11,748
1991	$14,973	$11,946	$14,309	$15,076
1992	$16,989	$12,925	$15,733	$16,835
1993	$19,973	$14,509	$18,079	$20,060
1994	$20,066	$13,824	$18,776	$19,690
1995	$23,478	$15,392	$23,735	$23,106
1996	$27,409	$17,077	$29,450	$26,604
1997	$33,748	$20,207	$38,904	$32,044
1998	$38,238	$21,932	$47,459	$35,227
1999	$39,199	$21,584	$59,638	$36,503
2000	$41,384	$21,776	$63,265	$39,229
2001	$44,438	$22,308	$47,519	$40,784
2002	$44,507	$21,313	$40,345	$39,085
2003	$52,484	$23,999	$48,732	$46,922
2004	$61,253	$26,992	$53,318	$52,506
2005	$66,822	$28,452	$57,965	$56,062
2006	$80,172	$32,841	$67,429	$64,527

[end mountain chart]

Year ended October 31	1987[4]	1988	1989	1990	1991	1992	1993	1994	1995
Total value

Dividends reinvested[5]	$92	494	556	633	708	792	880	974	1,079

Value at year-end[1,5]	$8,990	10,093	11,782	11,590	14,973	16,989	19,973	20,066	23,478

CIB total return	(10.1)%	12.3	16.7	(1.6)	29.3	13.5	17.6	0.5	17.0

Year ended October 31	1996	1997	1998	1999	2000	2001	2002	2003	2004
Total value

Dividends reinvested[5]	1,200	1,324	1,468	1,624	1,809	2,017	2,152	2,261	2,117

Value at year-end[1,5]	27,409	33,748	38,238	39,199	41,384	44,438	44,507	52,484	61,253

CIB total return	16.8	23.2	13.3	2.5	5.6	7.4	0.2	17.9	16.7

Year ended October 31	2005	2006
Total value

Dividends reinvested[5]	2,288	2,805

Value at year-end[1,5]	66,822	80,172

CIB total return	9.1	20.0

Average annual total return for fund's lifetime  11.4%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses, and cannot be invested in directly.
3Calculated by Lipper with all distributions reinvested. The Lipper Income Funds Average (as shown) only includes funds that have been in existence since July 30, 1987. The average does not reflect sales charges.
4For the period July 30, 1987 (when the fund began operations), through October 31, 1987.
5The fund’s dividends are accrued daily but paid quarterly. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2006)*

	1 year	5 years	10 years

Class A shares	13.09%	11.21%	10.68%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 27 and 28 for details.

Many hands, a common goal
A look at the multiple portfolio counselor system

As you can see in the mountain chart on the previous page, Capital Income Builder has outpaced broader stock markets over its lifetime, and with considerably less volatility. That record is supported by the fund’s management strategy.

[photo - rows of crop on a farm]

“Metaphorically speaking, the fund is less a battleship than a fleet, which means it can be more nimble and far-reaching”
— Jim Lovelace, vice chairman and portfolio counselor

[photo - rows of crop on a farm]
Most mutual funds today are managed either by one person or by a team. Both methods have advantages and disadvantages. A single manager can put talent directly to work without the blunting effect of group decision-making; at the same time, even a “star” can have an off season or may leave a fund entirely. A team approach, meanwhile, may provide consistency, but majority rule can squelch creativity, leading to lackluster results.

The multiple portfolio counselor system, which is distinct to the American Funds, blends the best of both worlds. Employing a strategy of “collective independence,” it fosters fresh and disciplined thinking, enhances diversification, mitigates the effects of market volatility and accommodates growing assets. Longer term, it helps ensure the continuity of the fund’s ability to achieve its objectives.

On the following pages, we’ll meet a few of Capital Income Builder’s investment professionals and show how the multiple portfolio counselor system has contributed to the fund’s long-term success.

A manageable slice

As its name implies, the system provides every fund with several portfolio counselors, each of whom manages a portion of assets autonomously — almost as a fund within a fund. The number of counselors is generally related to the size of the fund: Capital Income Builder, with over $77 billon in assets, currently has eight managers.

Manageability is key to successful investing. Not being burdened with the responsibility of an entire portfolio leaves each counselor free to concentrate only on his or her highest conviction ideas. “Metaphorically speaking, the fund is less a battleship than a fleet, which means it can be more nimble and far-reaching,” explains Jim Lovelace, the fund’s vice chairman and a portfolio counselor. “Capital Income Builder’s assets have increased tenfold since 2000, and the multiple portfolio counselor system has allowed the fund to adapt seamlessly to this very rapid growth. Ultimately, what matters isn’t the size of the pie, but the size of the individual slice.”

Playing to strengths

There are parameters, of course. Portfolio counselors must adhere to the fund’s objectives, and in order to fulfill Capital Income Builder’s mandate of increasing quarterly dividends, each is asked to meet a specified income target. These targets are set and monitored by Jim, the fund’s principal executive officer.

[Begin Sidebar]
Who manages your fund?
Capital Income Builder has eight portfolio counselors, each of whom has had a long involvement with American Funds. In addition, the research portfolio represents nearly 50 analysts.

[begin pie chart]
Jim Lovelace	(25)

Tim Armour	(24)

Michael Cohen	(7)

Joyce Gordon	(27)

David Hoag	(15)

Mark Macdonald	(13)

David Riley	(12)

Steve Watson	(17)

Research analysts

Numbers indicate years with American Funds, as of January 2007.
Pie chart sections are not proportional to actual holdings.
[end pie chart]
[End Sidebar]

Within these guidelines, however, every manager sets out to achieve that goal in the way he or she thinks will be most beneficial to shareholders. “All of us hold a blend of stocks that we believe will give us the right balance of current yield and dividend growth, but our individual portfolios reflect our own investment styles or theses,” says Joyce Gordon, the fund’s president and a portfolio counselor. When it comes to evaluating companies, for example, some will highlight stock valuation, preferring businesses that are struggling; others will focus squarely on yield or earnings growth.

Joyce places herself more in the latter camp. She tends not to be overly concerned with finding significantly underpriced stocks as long as there’s some room for appreciation. “I like companies with intelligent business models, solid management and consistent patterns of strong earnings growth. I pay particular attention to what the board is signaling through the dividend. If it all looks good, then the valuation doesn’t need to be super-cheap for me to be interested. I’m pretty confident that if I’m right about the earnings and the dividend growth, then the stock price will do just fine.” She cites Citigroup as an example of a company that has stepped up its dividend payout, largely in response to the recent tax cuts. Although internal difficulties have weighed on the stock price, she expects the market to eventually recognize the company’s worth.

Portfolio counselors may also bring their views on a particular region to bear on their investment decisions. While Capital Income Builder has always had a meaningful non-U.S. exposure, a number of newer portfolio counselors have been especially enthusiastic about companies outside the United States.

One of them is Michael Cohen, who became a portfolio counselor last year after six years as a European utilities analyst for the fund. Michael’s portfolio is still heavily concentrated in European stocks. He knows the region well, having worked in London for 16 years, but he also believes there’s a compelling case for well-managed companies to be successful longer term. “With the integration into the European Union of Eastern Europe and Soviet bloc countries, western European companies have been forced to reevaluate their business models,” he explains. “Some have restructured very profitably, and many others are on track to do so as the EU continues to reform itself.” Among his larger holdings are E.ON, Siemens and Danske Bank.

A stable foundation of bonds

Although Capital Income Builder invests primarily in stocks, it holds a sizable portion of its assets in fixed-income instruments. Two portfolio counselors, Mark Macdonald and David Hoag, are dedicated to bond investing; like their equity counterparts, each manages his portfolio with complete autonomy.

[photo - Jim Lovelace]
[Begin Photo Caption]
Jim Lovelace
[End Photo Caption]

[photo - Joyce Gordon]
[Begin Photo Caption]
Joyce Gordon
[End Photo Caption]

[photo - Mark Macdonald]
[Begin Photo Caption]
Mark Macdonald
[End Photo Caption]

[photo - Steve Watson]
[Begin Photo Caption]
Steve Watson
[End Photo Caption]

[photo - Tim Armour]
[Begin Photo Caption]
Tim Armour
[End Photo Caption]

Photo - Michael Cohen]
[Begin Photo Caption]
Michael Cohen
[End Photo Caption]

[photo - David Hoag]
[Begin Photo Caption]
David Hoag
[End Photo Caption]

[photo - David Riley]
[Begin Photo Caption]
David Riley
[End Photo Caption]

Bonds help the fund meet its objectives by laying down a baseline of generous income. “Because bonds generally yield more than stocks, they widen the pond our equity managers can fish from,” explains Mark. “Keeping a portion of the fund in intermediate bonds with attractive yields allows the equity counselors to hold stocks with lower yields, but which have better prospects for dividend growth.”

Mark won’t take undue risks to obtain that yield, however. The fund’s fixed-income holdings are fairly conservative, and chosen with the same care and fundamental research as its equities. The vast majority are highly rated: U.S. Treasuries and agency bonds, mortgage- and asset-backed securities and corporate bonds with secure credit profiles. “Our goal is to make sure that these investments don’t detract from the fund’s capital appreciation,” adds David. “The bond portfolio is meant to provide a stable foundation of income.” David himself gravitates toward so-called “structured” debt, including collateralized mortgage-backed securities and bonds backed by credit cards and auto loans.

There’s another collateral benefit to including bonds in an equity fund: They can help cushion the portfolio during stock declines. During the aftermath of the bursting technology bubble in March 2000, as the S&P 500 declined sharply, Capital Income Builder recorded a strong gain, thanks in some measure to the fund’s bond holdings.

Connecting the dots

To help portfolio counselors stay focused on what’s ultimately best for shareholders, their compensation is based on rolling four-year, rather than one-year, results. Moreover, because the system is geared toward the group doing well, a system of cooperation reigns.

That cooperation manifests itself in an active and ready interchange of information. Portfolio counselors communicate often, using each other as sounding boards for opinions and ideas. Dialogues between equity and bond managers broaden everyone’s understanding of the fund’s investment universe. These diverse viewpoints cut a swath across ages, cultural backgrounds and industry expertise.

Joyce Gordon chairs a biweekly phone conference that is specifically focused on income-related topics, ranging from the state of global banks to the attractiveness of telecom versus utility stocks. She describes the call as “yet another campfire to bring people around and discuss their ideas.” Analysts from all industries are invited to share their views, which helps enlarge the basket of investment opportunities.

[photo - rolling grassy hills]

On the research trail

Indeed, the fund’s research analysts form the bedrock of the investment process. Their careful work on businesses and industries helps portfolio counselors make informed judgments and maintain the courage of their convictions during difficult times. Looking well beyond the next quarter, analysts are asked to forecast a company’s likely dividend behavior at least three years into the future. This is particularly beneficial for non-U.S. companies, which tend to link dividends directly to earnings, making payments less predictable.

Because analysts take such care getting to know the companies in their industries, they are prepared to act when opportunity calls. Telecommunications analyst Chris Buchbinder had been following BellSouth for a number of years, meeting regularly with management, examining the company’s financials and talking with distributors, partners and clients. He was very interested in BellSouth’s growth potential but was reluctant to recommend it. “This is perhaps one of the best operating companies in the industry, but the stock price was always expensive relative to its peers,” he says, “so I just kept a close watch on it until the moment was right.”

That moment finally came in 2003, when a downturn in the telecom sector dropped the stock price to a reasonable valuation. And, as Chris notes, there was a bonus. “Management was dramatically ramping up the dividend in order to appeal to shareholders, which made the company even more attractive for the fund.” Already comfortable with the company’s fundamentals, he enthusiastically recommended it to the portfolio counselors, a number of whom built sizable investments. It is currently the fund’s second-largest holding. In addition to the growing dividend, shareholders were well-positioned to benefit from a strong recovery in the stock price last year.

The multiple portfolio counselor system also creates a home for more unusual investment ideas. Caroline Randall, who joined the fund about a year ago as an analyst, helped introduce toll road stocks to the portfolio. These companies build and operate private highways, mostly in Europe and the U.S., and earn back their investments through toll collection. “The risk is relatively low, since companies generally obtain long-term government concessions to maintain the roads,” says Caroline. “What’s more, because of the high cash flow, management can divert a portion of earnings to expanding the business with plenty typically left over to pass along to shareholders.” Holdings such as Abertis, Brisa Auto-Estradas and Macquarie Infrastructure Group have attracted the attention of a number of portfolio counselors.

[Begin Sidebar]
[begin bar chart]

Managing growth

As the fund’s assets have increased, so have the number of portfolio counselors.

	2000	2001	2002	2003	2004	2005	2006

Fund assets as of October 31
(in billions)	$7.4	8.3	11.2	22.5	36.5	55.4	77.7

Number of portfolio counselors	5	—————————————————————————————————————>					8

[end bar chart]
[End Sidebar]

A research portfolio

Perhaps one of the most striking innovations of the multiple portfolio counselor system is the research portfolio, a portion of assets reserved and managed by the analysts themselves. Capital Income Builder has two research portfolios — one for equity and another for fixed-income investments — involving a total of 49 analysts. The research portfolios account for about 20% of the fund’s assets and, as in the other portions of the portfolio, only the very best ideas are represented.

The research portfolio provides a unique communication tool for analysts by sending a powerful signal to counselors about the depth of their convictions. Not incidentally, it has also produced very good returns for the fund. “The RP concentrates the best ideas of smart, dedicated people,” says Taylor Hinshaw, who coordinates Capital Income Builder’s equity research portfolio in addition to following the specialty finance and travel industries as an analyst. “Taken in aggregate, we view ourselves as a single portfolio counselor, charged with providing superior long-term results for shareholders.”

Taylor cites another advantage. “The ability to invest in the companies we follow helps us attract, and retain, talented professionals who stay with us for many, many years,” he says. “That longevity means that not only do analysts know their industries extremely well but they also gain an unusual depth of experience over time.”

Continuity for the future

Long-term shareholders enjoy another benefit of the multiple portfolio counselor system: continuity of the fund’s investment philosophy. New portfolio counselors and analysts can draw on a deep reservoir of experience, as more seasoned investment professionals share their knowledge with younger colleagues. This ensures that Capital Income Builder will still be following the same reliable approach in its second 19 years as it has in its first.

Summary investment portfolio	October 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]

Industry sector diversification
Financials	19.09%
Utilities	9.77
Telecommunication services	7.64
Consumer staples	5.64
Industrials	5.41
Convertible securities & preferred stocks	0.85
Bonds & notes	19.28
Other industries	19.99
Short-term securities & other assets less liabilities	12.33

[end pie chart]

Common stocks - 67.54%	Shares	Market value (000)	Percent of net assets

Financials - 19.09%
Fannie Mae	12,900,000	$764,454.98
Société Générale	4,398,870	730,807.94
HSBC Holdings PLC (Hong Kong)	23,870,097	450,397
HSBC Holdings PLC (United Kingdom)	14,158,402	268,381.93
Citigroup Inc.	14,170,000	710,767.92
Bank of America Corp.	11,867,340	639,294.82
BNP Paribas	5,320,270	584,843.75
Banco Santander Central Hispano, SA	33,432,614	578,470.75
Freddie Mac	7,900,000	545,021.70
Washington Mutual, Inc.	12,000,000	507,600.65
ING Groep NV	9,866,216	436,974.56
National City Corp.	11,619,800	432,838.56
Other securities		8,183,729	10.53
		14,833,575	19.09

Utilities - 9.77%
E.ON AG	10,460,000	1,254,614	1.61
Exelon Corp.	13,485,000	835,800	1.08
National Grid PLC	61,137,551	781,148	1.00
Veolia Environnement	12,546,100	767,944
			.99
Gas Natural SDG, SA	10,120,000	401,856.52
Other securities		3,549,970	4.57
		7,591,332	9.77

Telecommunication services - 7.64%
BellSouth Corp.	26,003,000	1,172,735	1.51
AT&T Inc.	33,519,452	1,148,041	1.48
Koninklijke KPN NV	58,237,900	778,042	1.00
Verizon Communications Inc.	19,410,000	718,170.92
Chunghwa Telecom Co., Ltd. (ADR)	11,590,952	211,999
Chunghwa Telecom Co., Ltd.	79,914,960	136,997.45
Other securities		1,771,099	2.28
		5,937,083	7.64

Consumer staples - 5.64%
Altria Group, Inc.	13,575,500	1,104,095	1.42
UST Inc.	8,178,000	438,014.56
Nestlé SA	1,150,000	393,139.51
Other securities		2,447,246	3.15
		4,382,494	5.64

Industrials - 5.41%
General Electric Co.	21,075,000	739,943.95
Other securities		3,467,492	4.46

		4,207,435	5.41
Energy - 4.54%
Royal Dutch Shell PLC, Class A (ADR)	6,828,000	475,365
Royal Dutch Shell PLC, Class B	6,997,187	250,593
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	134,368
Royal Dutch Shell PLC, Class A	3,055,000	105,836	1.24
Husky Energy Inc.	8,065,000	513,678.66
Chevron Corp.	5,640,000	379,008.49
Other securities		1,667,629	2.15
		3,526,477	4.54

Consumer discretionary - 3.86%
Renault SA	3,496,000	408,841.53
Greek Organization of Football Prognostics SA	10,207,040	364,417.47

Other securities		2,224,769	2.86
		2,998,027	3.86

Materials - 3.22%
Bayer AG	7,267,000	365,808.47
China Steel Corp.	402,931,115	356,276.46
Other securities		1,780,765	2.29
		2,502,849	3.22

Health care - 2.94%
Merck & Co., Inc.	15,319,600	695,816.90
Bristol-Myers Squibb Co.	19,000,000	470,250.61
Abbott Laboratories	8,098,700	384,769.49
Other securities		733,909.94
		2,284,744	2.94

Information technology - 0.98%
Microsoft Corp.	15,185,000	435,961.56
Other securities		327,229.42
		763,190.98

Miscellaneous - 4.45%
Other common stocks in initial period of acquisition		3,460,109	4.45

Total common stocks (cost: $38,338,196,000)		52,487,315	67.54

Preferred stocks - 0.38%	Shares	Market value (000)	Percent of net assets

Financials - 0.38%
Fannie Mae, Series E, 5.10%	550,000	$25,450
Fannie Mae, Series L, 5.125%	273,350	12,547.05
Bank of America Corp., Series E, 0% preferred depositary shares (1)	1,000,000	25,050.03
HSBC Holdings PLC 4.61% (undated) (2)(3)	8,000,000	7,500.01
Other securities		221,655.29
		292,202.38

Total preferred stocks (cost: $286,139,000)		292,202.38

Convertible securities - 0.47%	Shares	Market value (000)	Percent of net assets

Financials - 0.12%
Fannie Mae 5.375% convertible preferred	965	$93,967.12

Other - 0.35%
Other securities		269,543.35

Total convertible securities (cost: $331,832,000)		363,510.47

Bonds & notes - 19.28%	Principal amount (000)	Market value (000)	Percent of net assets

Mortgage-backed obligations (4) - 6.31%
Fannie Mae 0%-11.00% 2012-2041 (2)	$784,783	$777,287	1.00
Freddie Mac 6.00% 2036	351,505	353,934.46
Freddie Mac 0%-7.50% 2015-2036 (2)	422,697	402,496.52
Other securities		3,368,253	4.33
		4,901,970	6.31

Financials - 3.49%
Bank of America Corp. 3.875%-5.25% 2008-2012	44,400	43,960
MBNA Corp. 5.625% 2007	26,000	26,086
MBNA America Bank, National Assn. 5.375% 2008	15,500	15,509
BankAmerica Corp. 5.875%-7.125% 2009-2011	9,250	9,528
BankBoston NA 7.00% 2007	7,500	7,576.13
Household Finance Corp. 4.125%-6.40% 2007-2008	77,000	78,041
HSBC Bank USA 4.625% 2014 (3)	16,000	15,362
HSBC Finance Corp. 5.00% 2015	4,535	4,412.13
Citigroup Inc. 4.125%-5.125% 2010-2014	31,000	30,459
Commercial Credit Co. 6.625% 2006	1,975	1,976.04
Other securities		2,478,088	3.19
		2,710,997	3.49

U.S. government & government agency bonds & notes - 2.59%
U.S. Treasury 0%-13.25% 2007-2031	992,910	1,073,787	1.38
Freddie Mac 4.125%-7.00% 2008-2011	430,000	440,361.57
Fannie Mae 5.25%-7.25% 2007-2012	240,000	246,346.32
Federal Home Loan Bank 3.375%-5.625% 2007-2016	142,670	142,727.18
Other securities		109,518.14
		2,012,739	2.59

Asset-backed obligations - 1.83%
Other securities		1,420,908	1.83

Telecommunication services - 0.93%
SBC Communications Inc. 4.125%-6.25% 2009-2012	72,000	73,610
AT&T Inc. 6.80% 2036	15,000	16,223.12
Koninklijke KPN NV 8.00%-8.375% 2010-2030	28,350	31,137.04
Other securities		599,312.77
		720,282.93

Utilities - 0.65%
Exelon Corp. 4.45%-6.75% 2010-2015	22,000	21,424
Exelon Generation Co., LLC 6.95% 2011	21,600	22,911
Commonwealth Edison Co. 3.70%-5.95% 2008-2016	7,750	7,759.07
National Grid PLC 6.30% 2016	28,225	29,447.04
Other securities		423,731.54
		505,272.65

Industrials - 0.53%
General Electric Capital Corp. 4.25%-5.00% 2007-2008	57,500	57,310
General Electric Co. 4.50% PINES 2035	1,843	1,692.08
Other securities		352,574.45
		411,576.53

Other - 2.95%
Other securities		2,297,111	2.95

Total bonds & notes (cost: $14,979,536,000)		14,980,855	19.28

Short-term securities - 12.48%	Principal amount (000)	Market value (000)	Percent of net assets

Federal Home Loan Bank 5.07%-5.25% due 11/1/2006-1/24/2007	$1,057,397	$1,053,492	1.36
Freddie Mac 5.08%-5.23% due 11/14/2006-4/3/2007	887,780	880,547	1.13
Fannie Mae 5.07%-5.18% due 11/8/2006-3/21/2007	513,360	509,446.66
Bank of America Corp. 5.22%-5.275% due 11/20/2006-1/31/2007	421,000	418,261
Ranger Funding Co. LLC 5.25%-5.32% due 11/2-12/12/2006 (3)	61,000	60,834.62
Wal-Mart Stores Inc. 5.20%-5.23% due 11/7-12/19/2006 (3)	459,400	457,199.59
U.S. Treasury Bills 4.805%-4.966% due 11/9-12/21/2006	432,900	431,180.55
CAFCO, LLC 5.23%-5.26% due 12/12/2006-1/18/2007 (3)	200,000	198,291
Ciesco LLC 5.25%-5.26% due 11/6-12/7/2006 (3)	195,415	194,766
Citigroup Funding Inc. 5.25%-5.27% due 11/16/2006	32,000	31,929.55
Federal Farm Credit Banks 5.05%-5.14% due 11/3-12/27/2006	409,800	408,027.52
Variable Funding Capital Corp. 5.22%-5.25% due 11/6/2006-1/5/2007 (3)	391,600	389,839.50
Jupiter Securitization Co., LLC 5.24%-5.25% due 11/8-12/1/2006 (3)	159,193	158,533
Park Avenue Receivables Co., LLC 5.24%-5.26% due 11/3-12/5/2006 (3)	151,500	151,060
Preferred Receivables Funding Corp. 5.26% due 11/15/2006 (3)	80,000	79,831.50
Clipper Receivables Co., LLC 5.25%-5.28% due 11/3-12/4/2006 (3)	257,000	256,496
State Street Corp. 5.23%-5.24% due 11/27-12/5/2006	105,000	104,495.46
General Electric Co. 5.23%-5.24% due 12/20-12/28/2006	140,000	138,921
Edison Asset Securitization LLC 5.23%-5.24% due 12/22/2006-1/12/2007 (3)	135,000	133,689
General Electric Capital Services, Inc. 5.23%-5.25% due 11/2-12/6/2006	80,000	79,730.45
International Lease Finance Corp. 5.225%-5.235% due 11/1-12/18/2006	189,500	188,951
AIG Funding Inc. 5.22%-5.24% due 11/1-12/21/2006	110,000	109,634
American General Finance Corp. 5.225% due 12/13/2006	50,000	49,701.45
HSBC Finance Corp. 5.20%-5.25% due 11/10-12/12/2006 (5)	215,000	214,026.28
Other securities		2,999,670	3.86

Total short-term securities (cost: $9,698,380,000)		9,698,548	12.48

Total investment securities (cost: $63,634,083,000)		77,822,430	100.15
Other assets less liabilities		(114,307)	(0.15)

Net assets		$77,708,123	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. Affiliated companies not among the fund's largest holdings are included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended October 31, 2006, appear below:

Company	Beginning shares or principal amount	Purchases	Sales	Ending shares or principal amount	Dividend and interest income (000)	Market value of affiliates at 10/31/06 (000)

UST Inc.	6,575,000	1,603,000	-	8,178,000	$17,345	$438,014
iStar Financial, Inc.	7,065,500	-	-	7,065,500	14,258	327,345
iStar Financial, Inc. 5.375% 2010	$25,675,000	-	-	$25,675,000	1,393	25,576
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred	400,000	-	-	400,000	780	10,432
iStar Financial, Inc., Series B, 5.125% 2011	$10,000,000	-	-	$10,000,000	501	9,836
iStar Financial, Inc. 5.80% 2011	-	7,600,000	-	$7,600,000	388	7,665
iStar Financial, Inc., Series B, 4.875% 2009	$2,000,000	-	-	$2,000,000	99	1,976
Macquarie Infrastructure Group	-	139,581,612	-	139,581,612	13,305	365,257
Macquarie Airports	59,516,626	47,846,479	-	107,363,105	10,836	266,817
SBM Offshore NV	2,083,797	6,251,391	-	8,335,188	5,180	246,642
GS Engineering & Construction Co. Ltd.	2,550,000	-	-	2,550,000	2,943	198,445
CapitaMall Trust Management Ltd.	89,200,470	11,428,000	-	100,628,470	5,250	167,155
Macquarie Communications Infrastructure Group	-	25,667,933	-	25,667,933	4,026	121,617
SP AusNet	-	107,253,698	-	107,253,698	2,340	107,947
CapitaCommercial Trust Management Ltd.	58,257,000	19,625,700	-	77,882,700	2,689	107,893
Taiwan Fertilizer Co., Ltd.	49,000,000	14,700,000	-	63,700,000	3,427	103,453
Ascendas Real Estate Investment Trust	70,189,600	1,953,000	-	72,142,600	4,828	100,404
Fisher & Paykel Healthcare Corp. Ltd.	33,061,000	150,000	-	33,211,000	2,685	93,038
Suntec Real Estate Investment Trust	64,221,000	28,023,000	-	92,244,000	3,107	91,700
PaperlinX Ltd.	28,987,000	-	6,440,000	22,547,000	1,641	71,918
Sydney Roads Group	-	60,682,071	-	60,682,071		53,557
Macquarie International Infrastructure Fund Ltd.	52,959,000	30,211,000	-	83,170,000	3,670	52,008
Fortune Real Estate Investment Trust	51,199,500	1,063,000	-	52,262,500	2,316	39,297
Fong's Industries Co. Ltd.	36,590,000	-	-	36,590,000	1,083	24,879
Allco Commercial REIT	-	32,100,000	-	32,100,000	290	19,764
Prosperity REIT	-	81,325,000	-	81,325,000	812	18,815
Arthur J. Gallagher & Co.(6)	5,069,200	-	4,519,200	550,000	5,086	-
Mapletree Logistics Trust (6)	35,510,000	17,221,000	26,001,000	26,730,000	1,037	-
Transurban Group (6)	16,230,502	-	9,973,950	6,256,552	-	-

					$111,315	$3,071,450

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Coupon rate may change periodically.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $5,953,872,000, which represented 7.66% of the net assets of the fund.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Unaffiliated issuer at 10/31/2006.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $61,520,115)		$74,750,980
Affiliated issuers (cost: $2,113,968)		3,071,450	$77,822,430
Cash denominated in non-U.S. currencies
(cost: $7,893)			7,816
Cash			17,735
Receivables for:
Sales of investments		83,685
Sales of fund's shares		250,486
Dividends and interest		248,533	582,704
			78,430,685
Liabilities:
Payables for:
Purchases of investments		345,420
Repurchases of fund's shares		49,890
Dividends on fund's shares		269,065
Investment advisory services		12,616
Services provided by affiliates		38,783
Deferred directors' compensation		1,118
Other fees and expenses		5,670	722,562
Net assets at October 31, 2006			$77,708,123

Net assets consist of:
Capital paid in on shares of capital stock			$62,010,243
Undistributed net investment income			436,907
Undistributed net realized gain			1,077,328
Net unrealized appreciation			14,183,645
Net assets at October 31, 2006			$77,708,123

Total authorized capital stock - 2,000,000 shares, $.01 par value (1,297,110 total shares outstanding)
	Net Assets	Shares outstanding	Net asset value per share*

Class A	$58,439,506	975,476	$59.91
Class B	4,413,039	73,663	59.91
Class C	8,615,984	143,819	59.91
Class F	3,493,864	58,320	59.91
Class 529-A	760,012	12,686	59.91
Class 529-B	122,534	2,045	59.91
Class 529-C	305,897	5,106	59.91
Class 529-E	40,055	669	59.91
Class 529-F	13,583	227	59.91
Class R-1	68,914	1,150	59.91
Class R-2	394,864	6,591	59.91
Class R-3	453,802	7,575	59.91
Class R-4	119,520	1,995	59.91
Class R-5	466,549	7,788	59.91
* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $63.56 each.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2006
Investment income:
Income:			(dollars in thousands )
Dividends (net of non-U.S. tax of $119,402; also includes
$108,934 from affiliates)		$1,814,740
Interest (includes $2,381 from affiliates)		1,026,033	$2,840,773

Fees and expenses*:
Investment advisory services		164,654
Distribution services		235,846
Transfer agent services		37,461
Administrative services		15,929
Reports to shareholders		3,068
Registration statement and prospectus		3,457
Postage, stationery and supplies		3,064
Directors' compensation		588
Auditing and legal		212
Custodian		8,001
State and local taxes		443
Other		194
Total fees and expenses before reimbursements/waivers		472,917
Less reimbursements/waivers of fees and expenses:
Investment advisory services		16,480
Administrative services		326
Total fees and expenses after reimbursements/waivers			456,111
Net investment income			2,384,662

Net realized gain and unrealized
appreciation on investments and non-U.S. currency:
Net realized gain on:
Investments (including $10,654 net gain from affiliates)		1,602,655
Non-U.S. currency transactions		1,919	1,604,574
Net unrealized appreciation on:
Investments		7,905,435
Non-U.S. currency translations		245	7,905,680
Net realized gain and unrealized appreciation
on investments and non-U.S. currency			9,510,254
Net increase in net assets resulting
from operations			$11,894,916

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets			(dollars in thousands )

		Year ended October 31
		2006	2005
Operations:
Net investment income		$2,384,662	$1,724,849
Net realized gain on investments and
non-U.S. currency transactions		1,604,574	799,961
Net unrealized appreciation
on investments and non-U.S. currency translations		7,905,680	1,043,786
Net increase in net assets
resulting from operations		11,894,916	3,568,596

Dividends and distributions paid or accrued to
shareholders:
Dividends from net investment income and non-U.S. currency gain		(2,412,497)	(1,578,505)
Distributions from net realized gain
on investments		(740,369)	(675,038)
Total dividends and distributions paid or accrued
to shareholders		(3,152,866)	(2,253,543)

Capital share transactions		13,615,480	17,572,318

Total increase in net assets		22,357,530	18,887,371

Net assets:
Beginning of year		55,350,593	36,463,222
End of year (including undistributed net investment
income: $436,907 and $317,444, respectively)		$77,708,123	$55,350,593

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend - with higher income distributions every quarter to the extent possible - together with a current yield exceeding that of U.S. stocks generally.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations -Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders -Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of October 31, 2006, non-U.S. taxes provided on unrealized gains were $4,585,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as unrealized appreciation of certain investments in non-U.S. securities and amortization of premiums or discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2006, the fund reclassified $147,420,000 from undistributed net realized gains to undistributed net investment income and $122,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

Undistributed ordinary income	$1,101,511
Undistributed long-term capital gain	1,090,666
Gross unrealized appreciation on investment securities	14,099,565
Gross unrealized depreciation on investment securities	<318,977>
Net unrealized appreciation on investment securities	13,780,588
Cost of investment securities	64,041,842

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2006			Year ended October 31, 2005
Share class	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued

Class A	$1,907,778	$565,399	$2,473,177	1,269,069	524,577	$1,793,646
Class B	118,215	44,775	162,990	81,617	45,419	127,036
Class C	211,780	78,754	290,534	127,857	65,805	193,662
Class F	99,428	28,534	127,962	58,914	22,306	81,220
Class 529-A	22,604	6,326	28,930	12,159	4,587	16,746
Class 529-B	2,995	1,128	4,123	1,802	1,013	2,815
Class 529-C	7,190	2,616	9,806	3,993	2,113	6,106
Class 529-E	1,123	343	1,466	632	274	906
Class 529-F	386	93	479	157	52	209
Class R-1	1,459	493	1,952	582	222	804
Class R-2	9,250	3,281	12,531	4,972	2,421	7,393
Class R-3	11,998	3,731	15,729	6,057	2,337	8,394
Class R-4	3,357	966	4,323	1,588	353	1,941
Class R-5	14,934	3,930	18,864	9,106	3,559	12,665
Total	$2,412,497	$740,369	$3,152,866	$1,578,505	$675,038	$2,253,543

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.117% on such assets in excess of $55 billion. The board of directors approved an amended agreement effective November 1, 2006, continuing the series of rates to include additional annual rates of 0.114% on daily net assets in excess of $71 billion but not exceeding $89 billion; and 0.112% on such assets in excess of $89 billion. During the year ended October 31, 2006, CRMC reduced investment advisory service rates to those provided by the amended agreement. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $100,000,000 of the fund's monthly gross income and decreasing to 2.50% on such income in excess of $100,000,000. CRMC is currently waiving 10% of investment advisory services fees. During the year ended October 31, 2006, total investment advisory services fees waived by CRMC were $16,480,000. As a result, the fee shown on the accompanying financial statements of $164,654,000, which was equivalent to an annualized rate of 0.254%, was reduced to $148,174,000, or 0.228% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2006, the total administrative services fees paid by CRMC were $818 and $325,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$111,629	$34,302	Not applicable	Not applicable	Not applicable
Class B	38,228	3,159	Not applicable	Not applicable	Not applicable
Class C	69,974	Included in administrative services	$7,636	$1,128	Not applicable
Class F	6,551		2,061	352	Not applicable
Class 529-A	1,064		406	68	$598
Class 529-B	1,013		69	36	101
Class 529-C	2,432		165	64	244
Class 529-E	162		22	4	33
Class 529-F	-		7	1	10
Class R-1	492		58	21	Not applicable
Class R-2	2,334		459	1,157	Not applicable
Class R-3	1,745		477	239	Not applicable
Class R-4	222		127	9	Not applicable
Class R-5	Not applicable		369	8	Not applicable
Total	$235,846	$37,461	$11,856	$3,087	$986

Deferred directors’compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $588,000, shown on the accompanying financial statements, includes $451,000 in current fees (either paid in cash or deferred) and a net increase of $137,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2006
Class A	$12,051,851	216,172	$2,227,691	40,899	$(4,774,295)	(86,126)	$9,505,247	170,945
Class B	745,843	13,369	147,793	2,721	(363,419)	(6,539)	530,217	9,551
Class C	2,360,565	42,203	255,760	4,707	(813,512)	(14,674)	1,802,813	32,236
Class F	1,325,582	23,593	100,515	1,844	(432,593)	(7,826)	993,504	17,611
Class 529-A	230,263	4,143	27,938	512	(37,240)	(671)	220,961	3,984
Class 529-B	26,559	478	4,035	74	(4,859)	(88)	25,735	464
Class 529-C	92,893	1,669	9,534	175	(21,396)	(385)	81,031	1,459
Class 529-E	11,986	217	1,420	26	(2,834)	(51)	10,572	192
Class 529-F	6,492	117	450	8	(1,074)	(19)	5,868	106
Class R-1	36,332	653	1,821	33	(9,694)	(177)	28,459	509
Class R-2	170,976	3,073	12,055	222	(71,208)	(1,282)	111,823	2,013
Class R-3	204,823	3,681	15,117	277	(81,900)	(1,481)	138,040	2,477
Class R-4	67,367	1,212	4,132	76	(34,482)	(625)	37,017	663
Class R-5	141,763	2,547	14,781	271	(32,351)	(582)	124,193	2,236

Total net increase (decrease)	$17,473,295	313,127	$2,823,042	51,845	$(6,680,857)	(120,526)	$13,615,480	244,446

Year ended October 31, 2005
Class A	$14,031,892	266,731	$1,602,608	30,537	$(2,814,883)	(53,447)	$12,819,617	243,821
Class B	910,319	17,321	115,182	2,198	(213,844)	(4,062)	811,657	15,457
Class C	2,549,781	48,482	167,793	3,200	(452,488)	(8,592)	2,265,086	43,090
Class F	1,145,278	21,767	62,859	1,197	(270,418)	(5,128)	937,719	17,836
Class 529-A	205,690	3,908	15,977	304	(16,390)	(310)	205,277	3,902
Class 529-B	25,394	482	2,750	53	(2,141)	(40)	26,003	495
Class 529-C	78,964	1,500	5,904	112	(10,111)	(191)	74,757	1,421
Class 529-E	9,902	188	873	17	(960)	(18)	9,815	187
Class 529-F	3,531	67	194	4	(159)	(3)	3,566	68
Class R-1	25,005	476	733	14	(3,283)	(62)	22,455	428
Class R-2	137,881	2,619	7,062	134	(38,144)	(723)	106,799	2,030
Class R-3	166,923	3,171	7,897	150	(30,507)	(578)	144,313	2,743
Class R-4	61,900	1,173	1,723	32	(9,195)	(174)	54,428	1,031
Class R-5	107,386	2,038	9,538	182	(26,098)	(496)	90,826	1,724

Total net increase (decrease)	$19,459,846	369,923	$2,001,093	38,134	$(3,888,621)	(73,824)	$17,572,318	334,233

* Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $24,372,209,000 and $15,150,774,000, respectively, during the year ended October 31, 2006.

Financial highlights (1)

		Income (loss) from investment operations(2)(3)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (4)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers (5)		Ratio of net income to average net assets (6)
Class A:
Year ended 10/31/2006	$52.58	$2.13	$8.06	$10.19	$(2.17)	$(.69)	$(2.86)	$59.91	20.00%	$58,439		.58%		.55%		3.82%
Year ended 10/31/2005	50.75	2.01	2.56	4.57	(1.84)	(.90)	(2.74)	52.58	9.11	42,303		.59		.57		3.79
Year ended 10/31/2004	45.29	1.76	5.68	7.44	(1.81)	(.17)	(1.98)	50.75	16.73	28,458		.60		.59		3.65
Year ended 10/31/2003	40.73	1.72	5.36	7.08	(2.00)	(.52)	(2.52)	45.29	17.95	18,273		.65		.65		4.04
Year ended 10/31/2002	43.80	1.82	(1.67)	.15	(2.05)	(1.17)	(3.22)	40.73	.16	10,006		.67		.67		4.19
Class B:
Year ended 10/31/2006	52.58	1.69	8.06	9.75	(1.73)	(.69)	(2.42)	59.91	19.07	4,413		1.37		1.34		3.04
Year ended 10/31/2005	50.75	1.59	2.56	4.15	(1.42)	(.90)	(2.32)	52.58	8.26	3,371		1.38		1.36		3.01
Year ended 10/31/2004	45.29	1.38	5.68	7.06	(1.43)	(.17)	(1.60)	50.75	15.81	2,469		1.40		1.39		2.85
Year ended 10/31/2003	40.73	1.38	5.36	6.74	(1.66)	(.52)	(2.18)	45.29	17.03	1,532		1.44		1.44		3.19
Year ended 10/31/2002	43.80	1.48	(1.67)	(.19)	(1.71)	(1.17)	(2.88)	40.73	(.61)	450		1.44		1.44		3.41
Class C:
Year ended 10/31/2006	52.58	1.67	8.06	9.73	(1.71)	(.69)	(2.40)	59.91	19.02	8,616		1.41		1.38		2.99
Year ended 10/31/2005	50.75	1.56	2.56	4.12	(1.39)	(.90)	(2.29)	52.58	8.19	5,867		1.44		1.42		2.94
Year ended 10/31/2004	45.29	1.34	5.68	7.02	(1.39)	(.17)	(1.56)	50.75	15.72	3,476		1.47		1.47		2.76
Year ended 10/31/2003	40.73	1.35	5.36	6.71	(1.63)	(.52)	(2.15)	45.29	16.94	1,696		1.51		1.51		3.08
Year ended 10/31/2002	43.80	1.45	(1.67)	(.22)	(1.68)	(1.17)	(2.85)	40.73	(.69)	424		1.52		1.52		3.31
Class F:
Year ended 10/31/2006	52.58	2.11	8.06	10.17	(2.15)	(.69)	(2.84)	59.91	19.94	3,494		.62		.60		3.76
Year ended 10/31/2005	50.75	1.96	2.56	4.52	(1.79)	(.90)	(2.69)	52.58	9.01	2,141		.68		.65		3.71
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.58	1,161		.72		.71		3.51
Year ended 10/31/2003	40.73	1.67	5.36	7.03	(1.95)	(.52)	(2.47)	45.29	17.82	539		.76		.76		3.86
Year ended 10/31/2002	43.80	1.76	(1.67)	.09	(1.99)	(1.17)	(3.16)	40.73	.03	155		.79		.79		4.04
Class 529-A:
Year ended 10/31/2006	52.58	2.10	8.06	10.16	(2.14)	(.69)	(2.83)	59.91	19.92	760		.64		.61		3.77
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	8.99	458		.71		.68		3.70
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.59	244		.72		.71		3.53
Year ended 10/31/2003	40.73	1.70	5.36	7.06	(1.98)	(.52)	(2.50)	45.29	17.89	121		.70		.70		3.99
Period from 2/19/2002 to 10/31/2002	43.06	1.19	(2.13)	(.94)	(1.39)	-	(1.39)	40.73	(2.31)	32		.91	(7)	.91	(7)	4.05
Class 529-B:
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.93	122		1.49		1.46		2.93
Year ended 10/31/2005	50.75	1.50	2.56	4.06	(1.33)	(.90)	(2.23)	52.58	8.08	83		1.55		1.53		2.85
Year ended 10/31/2004	45.29	1.28	5.68	6.96	(1.33)	(.17)	(1.50)	50.75	15.58	55		1.60		1.60		2.66
Year ended 10/31/2003	40.73	1.30	5.36	6.66	(1.58)	(.52)	(2.10)	45.29	16.82	31		1.64		1.64		3.04
Period from 2/15/2002 to 10/31/2002	43.33	.98	(2.40)	(1.42)	(1.18)	-	(1.18)	40.73	(3.37)	8		1.66	(7)	1.66	(7)	3.32
Class 529-C:
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.94	306		1.47		1.45		2.94
Year ended 10/31/2005	50.75	1.51	2.56	4.07	(1.34)	(.90)	(2.24)	52.58	8.10	192		1.54		1.52		2.86
Year ended 10/31/2004	45.29	1.29	5.68	6.97	(1.34)	(.17)	(1.51)	50.75	15.60	113		1.59		1.58		2.67
Year ended 10/31/2003	40.73	1.31	5.36	6.67	(1.59)	(.52)	(2.11)	45.29	16.83	54		1.63		1.63		3.05
Period from 2/20/2002 to 10/31/2002	43.12	.97	(2.20)	(1.23)	(1.16)	-	(1.16)	40.73	(2.96)	13		1.65	(7)	1.65	(7)	3.31
Class 529-E:
Year ended 10/31/2006	52.58	1.92	8.06	9.98	(1.96)	(.69)	(2.65)	59.91	19.55	40		.96		.94		3.45
Year ended 10/31/2005	50.75	1.78	2.56	4.34	(1.61)	(.90)	(2.51)	52.58	8.64	25		1.02		1.00		3.38
Year ended 10/31/2004	45.29	1.54	5.68	7.22	(1.59)	(.17)	(1.76)	50.75	16.19	15		1.07		1.07		3.18
Year ended 10/31/2003	40.73	1.53	5.36	6.89	(1.81)	(.52)	(2.33)	45.29	17.44	7		1.10		1.10		3.57
Period from 3/1/2002 to 10/31/2002	43.74	1.08	(2.83)	(1.75)	(1.26)	-	(1.26)	40.73	(4.09)	2		1.11	(7)	1.11	(7)	3.87
Class 529-F:
Year ended 10/31/2006	52.58	2.20	8.06	10.26	(2.24)	(.69)	(2.93)	59.91	20.12	14		.46		.44		3.95
Year ended 10/31/2005	50.75	1.97	2.56	4.53	(1.80)	(.90)	(2.70)	52.58	9.04	6		.63		.60		3.78
Year ended 10/31/2004	45.29	1.65	5.68	7.33	(1.70)	(.17)	(1.87)	50.75	16.47	3		.82		.82		3.44
Year ended 10/31/2003	40.73	1.64	5.36	7.00	(1.92)	(.52)	(2.44)	45.29	17.72	1		.85		.85		3.78
Period from 9/17/2002 to 10/31/2002	41.74	.14	(.89)	(.75)	(.26)	-	(.26)	40.73	(1.79)	-	(8)	.10		.10		.35
Class R-1:
Year ended 10/31/2006	$52.58	$1.65	$8.06	$9.71	$(1.69)	$(.69)	$(2.38)	$59.91	18.98%	$69		1.44%		1.41%		2.96%
Year ended 10/31/2005	50.75	1.54	2.56	4.10	(1.37)	(.90)	(2.27)	52.58	8.15	34		1.50		1.46		2.91
Year ended 10/31/2004	45.29	1.32	5.68	7.00	(1.37)	(.17)	(1.54)	50.75	15.69	11		1.53		1.50		2.74
Year ended 10/31/2003	40.73	1.35	5.36	6.71	(1.63)	(.52)	(2.15)	45.29	16.94	5		1.66		1.53		3.12
Period from 6/11/2002 to 10/31/2002	45.41	.52	(4.53)	(4.01)	(.67)	-	(.67)	40.73	(8.84)	-	(8)	.87		.60		1.27
Class R-2:
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	395		1.55		1.42		2.97
Year ended 10/31/2005	50.75	1.55	2.56	4.11	(1.38)	(.90)	(2.28)	52.58	8.18	241		1.61		1.44		2.95
Year ended 10/31/2004	45.29	1.34	5.68	7.02	(1.39)	(.17)	(1.56)	50.75	15.73	129		1.75		1.47		2.78
Year ended 10/31/2003	40.73	1.36	5.36	6.72	(1.64)	(.52)	(2.16)	45.29	16.99	57		1.85		1.49		3.11
Period from 5/31/2002 to 10/31/2002	46.10	.51	(5.16)	(4.65)	(.72)	-	(.72)	40.73	(10.10)	4		.77		.63		1.29
Class R-3:
Year ended 10/31/2006	52.58	1.91	8.06	9.97	(1.95)	(.69)	(2.64)	59.91	19.51	454		.98		.96		3.42
Year ended 10/31/2005	50.75	1.80	2.56	4.36	(1.63)	(.90)	(2.53)	52.58	8.68	268		1.00		.98		3.41
Year ended 10/31/2004	45.29	1.53	5.68	7.21	(1.58)	(.17)	(1.75)	50.75	16.17	120		1.09		1.08		3.15
Year ended 10/31/2003	40.73	1.52	5.36	6.88	(1.80)	(.52)	(2.32)	45.29	17.42	46		1.15		1.11		3.46
Period from 6/4/2002 to 10/31/2002	45.74	.56	(4.80)	(4.24)	(.77)	-	(.77)	40.73	(9.27)	2		.62		.46		1.40
Class R-4:
Year ended 10/31/2006	52.58	2.07	8.06	10.13	(2.11)	(.69)	(2.80)	59.91	19.88	119		.68		.66		3.68
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	9.01	70		.70		.68		3.71
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.57	15		.74		.73		3.49
Year ended 10/31/2003	40.73	1.68	5.36	7.04	(1.96)	(.52)	(2.48)	45.29	17.84	6		.79		.76		3.79
Period from 5/20/2002 to 10/31/2002	45.84	.65	(4.85)	(4.20)	(.91)	-	(.91)	40.73	(9.20)	-	(8)	.76		.34		1.59
Class R-5:
Year ended 10/31/2006	52.58	2.24	8.06	10.30	(2.28)	(.69)	(2.97)	59.91	20.23	467		.38		.36		4.03
Year ended 10/31/2005	50.75	2.11	2.56	4.67	(1.94)	(.90)	(2.84)	52.58	9.33	292		.39		.37		4.00
Year ended 10/31/2004	45.29	1.85	5.68	7.53	(1.90)	(.17)	(2.07)	50.75	16.95	194		.41		.40		3.85
Year ended 10/31/2003	40.73	1.81	5.36	7.17	(2.09)	(.52)	(2.61)	45.29	18.20	121		.44		.44		4.28
Period from 5/15/2002 to 10/31/2002	45.87	.89	(5.02)	(4.13)	(1.01)	-	(1.01)	40.73	(9.04)	75		.21		.21		2.10

	Year ended October 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	26%	20%	24%	27%	36%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net gains (losses) on securities (both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.

(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(6) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by 0.34 percentage points as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.

(7) Annualized.
(8) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 8, 2006

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006, through October 31, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2006	Ending account value 10/31/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,076.88	$2.93	.56%
Class A -- assumed 5% return	1,000.00	1,022.38	2.85	.56
Class B -- actual return	1,000.00	1,072.73	7.00	1.34
Class B -- assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class C -- actual return	1,000.00	1,072.49	7.21	1.38.
Class C -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F -- actual return	1,000.00	1,076.73	3.09	.59
Class F -- assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 529-A -- actual return	1,000.00	1,076.58	3.19	.61
Class 529-A -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-B -- actual return	1,000.00	1,072.11	7.63	1.46
Class 529-B -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-C -- actual return	1,000.00	1,072.12	7.57	1.45
Class 529-C -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class 529-E -- actual return	1,000.00	1,074.89	4.86	.93
Class 529-E -- assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F -- actual return	1,000.00	1,077.58	2.25	.43
Class 529-F -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-1 -- actual return	1,000.00	1,072.41	7.31	1.40
Class R-1 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 -- actual return	1,000.00	1,072.33	7.42	1.42
Class R-2 -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-3 -- actual return	1,000.00	1,074.76	4.97	.95
Class R-3 -- assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 -- actual return	1,000.00	1,076.35	3.40	.65
Class R-4 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 -- actual return	1,000.00	1,077.97	1.83	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.44	1.79	.35

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2006:
Long-term capital gains	$ 740,369,000
Qualified dividend income	1,846,903,000
Corporate dividends received deduction	684,224,000
U.S. government income that may be exempt from state taxation	132,246,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2007. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, the board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

3. Investment results— The board and the committee considered the fund’s sharp investment focus on income and the results of the fund in light of this objective. They compared the fund’s total returns with the Lipper Income Funds Index (the Lipper category that includes the fund) and with the other funds in that index as well as funds in the Vanguard 500 Index and Lipper Equity Income Funds Index (both relevant indices given the fund’s investment objective and profile). The board and the committee noted that the fund’s investment results significantly exceeded the average and median results of the comparison group, and were among the best results in the group, over both short- and longer-term periods. For example, for the six-month period ended April 30, 2006, the fund ranked 4th among 31 funds in the comparison group; for the three-year period ended April 30, 2006, it ranked 2nd of 23; for the five-year period ended April 30, 2006, it ranked 1st of 19; and for the 10-year period ended April 30, 2006, it ranked 1st of 12. The fund also had the 10th highest 12-month yield in the comparison group for the one-year period ended April 30, 2006.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the average fee and expense levels of other funds in the Lipper Income Funds Index, as well as select other funds in that index with assets over $200 million and 12-month yields over 2.75%. The board and the committee observed that the fund’s advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all 31 funds in that comparison group. The board and the committee also noted the 10% advisory fee waiver that CRMC put into effect on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee also received information during previous periods regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including: fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund. The board and the committee concluded that the nature, extent and quality of services provided by CRMC, including its investment record, the fund’s cost structure and low level of fees, benefit and are in the best interests of the fund and, along with the consideration of other factors, support approval of the agreement.

Other share class results	unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2006 (the most recent calendar quarter):

Class B shares — first sold 3/15/00	1 year	5 years	Life of class
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+ 8.43%	+10.90%	+11.12%
Not reflecting CDSC	+13.43%	+11.16%	+11.12%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+12.39%	+11.08%	+10.12%
Not reflecting CDSC	+13.39%	+11.08%	+10.12%

Class F shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+14.27%	+11.92%	+10.93%

Class 529-A shares†— first sold 2/19/02
Reflecting 5.75% maximum sales charge	+ 7.69%	—	+10.81%
Not reflecting maximum sales charge	+14.25%	—	+12.25%

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six years
of purchase	+ 8.31%	—	+10.84%
Not reflecting CDSC	+13.31%	—	+11.14%

Class 529-C shares†— first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+12.32%	—	+11.29%
Not reflecting CDSC	+13.32%	—	+11.29%

Class 529-E shares*†— first sold 3/1/02	+13.89%	—	+11.55%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+14.45%	—	+14.25%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 27 and 28 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of directors

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 60	2005	Chairman of the Board and CEO, Ducommun
		Incorporated (aerospace components manufacturer)

H. Frederick Christie, 73	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Robert J. Denison, 65	2005	Chair, First Security Management (private investments)

Koichi Itoh, 66	2005	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

Merit E. Janow, 48	2001	Professor, Columbia University, School of International and Public Affairs

Mary Myers Kauppila, 52	1992	Private investor; Chairman of the Board and CEO,
Chairman of the Board		Ladera Management Company (venture capital and
(Independent and Non-Executive)		agriculture); former owner and President, Energy Investment, Inc.

Gail L. Neale, 71	1987	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J. O’Neill, Ph.D., 70	1992
Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

Donald E. Petersen, 80	1992	Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 64	1989-1996	Actor, Producer; Co-founder and President of The
	1997	William Holden Wildlife Foundation; conservation
		consultant to Land Rover and Jaguar North America;
		author of The Jaguar Conservation Trust

Steadman Upham, 57	2001	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

Charles Wolf, Jr., Ph.D., 82	1987	Senior Economic Adviser and Corporate Fellow in International Economics, The RAND Corporation; former Dean, The RAND Graduate School

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 60	6	Ducommun Incorporated

H. Frederick Christie, 73	20	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Robert J. Denison, 65	6	None

Koichi Itoh, 66	5	None

Merit E. Janow, 48	2	The Nasdaq Stock Market, Inc.

Mary Myers Kauppila, 52	5	None
Chairman of the Board
(Independent and Non-Executive)

Gail L. Neale, 71	6	None

Robert J. O’Neill, Ph.D., 70	3	None

Donald E. Petersen, 80	2	None

Stefanie Powers, 64	2	None

Steadman Upham, 57	2	None

Charles Wolf, Jr., Ph.D., 82	2	None

Please see page 36 for footnotes.

“Interested” directors4

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

James B. Lovelace,[5] 50	1992	Senior Vice President and Director, Capital Research
Vice Chairman of the Board		and Management Company

Catherine M. Ward, 59	1987	Senior Vice President and Director, Capital Research and Management Company; Director, American Funds Service Company;[6] Director, Capital Group Research, Inc.[6]

“Interested” directors4

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

James B. Lovelace,[5] 50	2	None
Vice Chairman of the Board

Catherine M. Ward, 59	1	None

Founding Director Emeritus
Frank Stanton, 98		Retired, former President, CBS Inc. (1946-1973)

Founding Chairman Emeritus
Jon B. Lovelace,[5] 79		Chairman Emeritus, Capital Research and Management Company

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles,
CA 90071, Attention: Fund Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Joyce E. Gordon, 50	1996	Senior Vice President and Director, Capital
President		Research and Management Company

Mark R. Macdonald, 47	2001	Senior Vice President and Director, Capital
Executive Vice President		Research and Management Company

Darcy B. Kopcho, 53	2006	Senior Vice President and Director, Capital
Senior Vice President		Research and Management Company

Michael Cohen, 45	2006	Vice President and Director, Capital Research
Vice President		Company[6]

David A. Hoag, 41	2006	Senior Vice President, Capital Research Company[6]
Vice President

David M. Riley, 39	2006	Senior Vice President, Capital Research Company[6]
Vice President

Vincent P. Corti, 50	1987	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Sheryl F. Johnson, 38	2003	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 35	2001	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5James B. Lovelace is the son of Jon B. Lovelace.
6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered
public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

There are several ways to invest in Capital Income Builder. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.05 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS.
The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete October 31, 2006, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
> Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds    Capital Research and Management        Capital International         Capital Guardian          Capital Bank and Trust

Lit. No. MFGEAR-912-1206P

Litho in USA BAG/Q/8054-S7515

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that Steadman Upham, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$105,000
2006	$110,000
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$7,000
2006	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$26,000
2006	None
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	None
2006	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $33,000 for fiscal year 2005 and $7,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds©]

Capital Income Builder®
Investment portfolio

October 31, 2006

Common stocks — 67.54%	Shares	Market value (000)

FINANCIALS — 19.09%
Fannie Mae	12,900,000	$764,454
Société Générale	4,398,870	730,807
HSBC Holdings PLC (Hong Kong)	23,870,097	450,397
HSBC Holdings PLC (United Kingdom)	14,158,402	268,381
Citigroup Inc.	14,170,000	710,767
Bank of America Corp.	11,867,340	639,294
BNP Paribas	5,320,270	584,843
Banco Santander Central Hispano, SA	33,432,614	578,470
Freddie Mac	7,900,000	545,021
Washington Mutual, Inc.	12,000,000	507,600
ING Groep NV	9,866,216	436,974
National City Corp.	11,619,800	432,838
iStar Financial, Inc.[1]	7,065,500	327,345
Danske Bank A/S	7,641,000	320,611
Fortis	7,420,000	311,210
Lloyds TSB Group PLC	25,235,000	269,249
AXA SA	6,983,333	265,985
Banco Itaú Holding Financeira SA, preferred nominative	7,696,200	253,425
Bank of Nova Scotia	5,647,200	247,936
Westpac Banking Corp.	13,256,437	245,802
J.P. Morgan Chase & Co.	5,000,000	237,200
St. George Bank Ltd.	9,034,601	226,695
Wells Fargo & Co.	6,070,000	220,280
Sun Hung Kai Properties Ltd.	19,622,000	214,503
Regions Financial Corp.	5,650,000	214,417
Equity Residential	3,750,500	204,815
Irish Life & Permanent PLC	7,713,949	189,478
UniCredito Italiano SpA	22,480,000	186,334
Royal Bank of Canada	4,180,000	185,381
UBS AG	3,016,620	180,289
Archstone-Smith Trust	2,915,000	175,512
DnB NOR ASA	12,870,000	168,614
CapitaMall Trust Management Ltd.[1]	100,628,470	167,155
Westfield Group	11,506,447	165,961
Hang Lung Properties Ltd.	71,649,100	156,189
Swire Pacific Ltd., Class A	12,950,000	136,739
Commerzbank U.S. Finance, Inc.	3,750,000	133,071
Weingarten Realty Investors	2,634,750	122,516
Banco Bilbao Vizcaya Argentaria, SA	5,000,000	120,710
Chinatrust Financial Holding Co., Ltd.	165,157,759	119,957
Siam Commercial Bank PCL	65,552,400	117,026
Health Care Property Investors, Inc.	3,670,000	115,238
Brandywine Realty Trust	3,400,000	113,424
ProLogis	1,750,000	110,722
CapitaCommercial Trust Management Ltd.[1]	77,882,700	107,893
Marsh & McLennan Companies, Inc.	3,600,000	105,984
Cathay Financial Holding Co., Ltd.	52,833,344	102,489
United Overseas Bank Ltd.	8,885,000	100,862
Credit Suisse Group	1,666,000	100,507
Ascendas Real Estate Investment Trust[1]	72,142,600	100,404
Suntec Real Estate Investment Trust[1]	92,244,000	91,700
Bank of New York Co., Inc.	2,040,000	70,115
KeyCorp	1,860,000	69,080
GuangZhou R&F Properties Co., Ltd., Class H	42,284,000	69,023
AMB Property Corp.	1,175,000	68,632
ABN AMRO Holding NV	2,350,000	68,518
United Bankshares, Inc.	1,775,000	67,787
Kimco Realty Corp.	1,500,000	66,645
Hongkong Land Holdings Ltd.	17,107,600	64,325
KBC Groupe SA	525,000	57,343
FirstMerit Corp.	2,444,493	56,761
St. Paul Travelers Companies, Inc.	1,075,000	54,965
Macquarie International Infrastructure Fund Ltd.[1]	83,170,000	52,008
XL Capital Ltd., Class A	642,800	45,350
Hospitality Properties Trust	930,000	45,068
SunTrust Banks, Inc.	550,000	43,444
Developers Diversified Realty Corp.	670,000	40,803
Fortune Real Estate Investment Trust[1]	52,262,500	39,297
Lincoln National Corp.	541,500	34,282
Fidelity National Financial, Inc.	1,300,000	28,990
Shanghai Forte Land Co., Ltd., Class H	57,180,000	25,209
AmSouth Bancorporation	750,000	22,665
Mercury General Corp.	400,000	20,708
Wing Lung Bank Ltd.	2,095,900	19,935
Public Financial Holdings Ltd.	26,009,000	19,924
Allco Commercial REIT[1]	32,100,000	19,764
Prosperity REIT[1]	81,325,000	18,815
Mapletree Logistics Trust	26,730,000	17,143
Wharf (Holdings) Ltd.	4,680,000	15,880
Arthur J. Gallagher & Co.	550,000	15,317
Colonial Properties Trust	244,200	12,305
		14,833,575

UTILITIES — 9.77%
E.ON AG	10,460,000	1,254,614
Exelon Corp.	13,485,000	835,800
National Grid PLC	61,137,551	781,148
Veolia Environnement	12,546,100	767,944
Gas Natural SDG, SA	10,120,000	401,856
Electricité de France SA	5,381,000	326,211
FirstEnergy Corp.	5,010,500	294,868
Dominion Resources, Inc.	3,462,190	280,403
Southern Co.	6,800,000	247,520
Scottish Power PLC	18,813,396	234,457
PPL Corp.	5,840,000	201,597
Hongkong Electric Holdings Ltd.	35,750,000	168,179
Public Service Enterprise Group Inc.	2,386,300	145,684
Edison International	3,000,000	133,320
DTE Energy Co.	2,750,000	124,933
Xcel Energy Inc.	5,516,000	121,738
Northeast Utilities	4,645,000	116,171
Ameren Corp.	2,076,020	112,313
SP AusNet[1]	107,253,698	107,947
Cheung Kong Infrastructure Holdings Ltd.	36,022,000	107,879
FPL Group, Inc.	2,000,000	102,000
Energy East Corp.	3,880,000	94,323
Duke Energy Corp.	2,677,640	84,721
Consolidated Edison, Inc.	1,650,000	79,777
Equitable Resources, Inc.	1,780,000	72,126
Entergy Corp.	752,500	64,587
Scottish and Southern Energy PLC	2,400,000	60,139
KeySpan Corp.	1,390,000	56,406
Progress Energy, Inc.	1,200,000	55,200
NiSource Inc.	2,289,307	53,272
Pinnacle West Capital Corp.	738,200	35,293
American Electric Power Co., Inc.	684,600	28,363
United Utilities PLC	1,666,666	22,677
Hong Kong and China Gas Co. Ltd.	7,800,000	17,866
		7,591,332

TELECOMMUNICATION SERVICES — 7.64%
BellSouth Corp.	26,003,000	1,172,735
AT&T Inc.	33,519,452	1,148,041
Koninklijke KPN NV	58,237,900	778,042
Verizon Communications Inc.	19,410,000	718,170
Chunghwa Telecom Co., Ltd. (ADR)	11,590,952	211,999
Chunghwa Telecom Co., Ltd.	79,914,960	136,997
France Télécom, SA	12,593,000	326,997
Embarq Corp.	6,500,000	314,275
Telekomunikacja Polska SA	33,779,800	248,668
Telefónica, SA	8,683,763	167,315
Singapore Telecommunications Ltd.	74,337,500	126,344
Telecom Corp. of New Zealand Ltd.	39,363,919	123,203
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	118,300,000	109,380
Belgacom SA	2,030,800	83,077
Advanced Info Service PCL	27,980,000	68,635
BT Group PLC	10,000,000	53,062
Vodafone Group PLC	17,500,000	45,053
Far EasTone Telecommunications Co., Ltd.	32,178,000	36,775
Philippine Long Distance Telephone Co.	730,190	34,603
SK Telecom Co., Ltd. (ADR)	1,400,000	33,712
		5,937,083

CONSUMER STAPLES — 5.64%
Altria Group, Inc.	13,575,500	1,104,095
UST Inc.[1]	8,178,000	438,014
Nestlé SA	1,150,000	393,139
Diageo PLC	18,793,272	347,636
H.J. Heinz Co.	8,145,000	343,393
Reynolds American Inc.	5,380,000	339,801
Foster’s Group Ltd.	47,374,500	236,569
Imperial Tobacco Group PLC	5,790,000	205,041
Gallaher Group PLC	11,980,292	203,333
Kellogg Co.	3,880,000	195,203
ConAgra Foods, Inc.	7,170,000	187,496
Coca-Cola Co.	2,625,000	122,640
Unilever NV	3,280,800	80,879
Sara Lee Corp.	4,500,000	76,950
Unilever PLC	2,025,000	$ 50,240
Wolverhampton & Dudley Breweries, PLC	1,066,255	29,626
Lion Nathan Ltd.	4,431,066	28,439
		4,382,494

INDUSTRIALS — 5.41%
General Electric Co.	21,075,000	739,943
Macquarie Infrastructure Group[1]	139,581,612	365,257
Siemens AG	3,525,000	317,102
Macquarie Airports[1]	107,363,105	266,817
Brisa Auto-Estradas de Portugal SA	20,777,613	229,596
GS Engineering & Construction Co. Ltd.[1]	2,550,000	198,445
Volvo AB, Class B	2,908,400	181,863
Singapore Technologies Engineering Ltd.	80,098,000	152,059
SembCorp Marine Ltd.	67,499,000	148,055
Abertis Infraestructuras SA, Class A	5,262,100	142,413
Sandvik AB	10,875,000	132,916
Koninklijke BAM Groep NV	6,100,695	127,120
Stagecoach Group PLC	46,814,168	124,538
Emerson Electric Co.	1,470,000	124,068
Geberit AG	88,850	115,851
Uponor Oyj	3,480,000	105,461
Waste Management, Inc.	2,600,000	97,448
Leighton Holdings Ltd.	5,347,000	88,050
Transport International Holdings Ltd.	15,922,800	82,376
ComfortDelGro Corp. Ltd.	67,824,451	70,904
Singapore Post Private Ltd.	95,685,000	61,368
Spirax-Sarco Engineering PLC	3,336,391	59,299
Sydney Roads Group[1,3]	60,682,071	53,558
SMRT Corp. Ltd.	73,763,000	52,985
Qantas Airways Ltd.	15,052,744	49,412
Transurban Group[3]	6,256,552	34,972
Seco Tools AB, Class B	2,525,000	34,970
Fong’s Industries Co. Ltd.[1]	36,590,000	24,879
Hong Kong Aircraft Engineering Co. Ltd.	1,232,400	15,595
Macquarie Infrastructure Company Trust	339,100	10,115
		4,207,435

ENERGY — 4.54%
Royal Dutch Shell PLC, Class A (ADR)	6,828,000	475,365
Royal Dutch Shell PLC, Class B	6,997,187	250,593
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	134,368
Royal Dutch Shell PLC, Class A	3,055,000	105,836
Husky Energy Inc.	8,065,000	513,678
Chevron Corp.	5,640,000	379,008
ENI SpA	11,060,000	333,480
ConocoPhillips	4,676,000	281,682
Norsk Hydro ASA	11,470,000	263,766
SBM Offshore NV1	8,335,188	246,642
Repsol YPF, SA	6,856,000	227,455
Enbridge Inc.	3,531,116	118,742
Marathon Oil Corp.	1,250,000	108,000
TOTAL SA	694,000	46,978
TOTAL SA (ADR)	600,000	40,884
		3,526,477

CONSUMER DISCRETIONARY — 3.86%
Renault SA	3,496,000	$ 408,841
Greek Organization of Football Prognostics SA	10,207,040	364,417
DSG International PLC	54,809,561	227,335
Esprit Holdings Ltd.	22,418,000	216,973
Mediaset SpA	17,700,000	198,524
Kingfisher PLC	37,845,000	189,989
General Motors Corp.	4,665,600	162,923
Kesa Electricals PLC	21,750,000	145,481
Shangri-La Asia Ltd.	60,472,000	131,202
Macquarie Communications Infrastructure Group[1]	25,667,933	121,617
Vivendi SA	3,000,000	113,577
Harrah’s Entertainment, Inc.	1,450,000	107,779
Clear Channel Communications, Inc.	2,631,700	91,715
Greene King PLC	3,927,110	71,782
SanomaWSOY OYJ, Class B	2,250,000	58,022
Schibsted ASA	1,907,400	57,803
Intercontinental Hotels Group PLC	2,874,292	55,306
Hyundai Motor Co., nonvoting preferred, Series 2	1,130,000	53,387
British Sky Broadcasting Group PLC	4,665,000	48,262
ServiceMaster Co.	3,504,500	39,706
Ekornes ASA	1,830,425	39,641
Hilton Group PLC	4,200,000	32,718
Fisher & Paykel Appliances Holdings Ltd.	10,600,000	26,996
Gestevisión Telecinco SA	650,000	17,077
KangwonLand Inc.	875,000	16,954
		2,998,027

MATERIALS — 3.22%
Bayer AG	7,267,000	365,808
China Steel Corp.	402,931,115	356,276
POSCO	825,000	229,045
UPM-Kymmene Corp.	6,600,000	167,506
Gujarat Ambuja Cements Ltd.	56,000,000	146,548
Fletcher Building Ltd.	21,176,596	134,829
Norske Skogindustrier ASA	6,582,142	103,764
Taiwan Fertilizer Co., Ltd.[1]	63,700,000	103,453
Dow Chemical Co.	2,500,000	101,975
Lyondell Chemical Co.	3,600,000	92,412
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,673,000	92,048
Packaging Corp. of America	3,763,000	86,436
Stora Enso Oyj, Class R	5,000,000	80,898
PaperlinX Ltd.[1]	22,547,000	71,918
RPM International, Inc.	3,325,000	63,674
Worthington Industries, Inc.	3,639,800	62,896
Compass Minerals International, Inc.	1,550,000	47,972
LG Petrochemical Co., Ltd.	1,843,750	43,945
AngloGold Ashanti Ltd.	987,000	41,878
E.I. du Pont de Nemours and Co.	900,000	41,220
Boral Ltd.	6,013,024	33,844
Temple-Inland Inc.	472,860	18,649
Hung Hing Printing Group Ltd.	29,024,000	15,855
		2,502,849

HEALTH CARE — 2.94%
Merck & Co., Inc.	15,319,600	695,816
Bristol-Myers Squibb Co.	19,000,000	470,250
Abbott Laboratories	8,098,700	384,769
Pfizer Inc	10,450,000	278,493
AstraZeneca PLC (ADR)	2,445,000	143,522
Sonic Healthcare Ltd.	10,995,549	111,943
Cochlear Ltd.	2,480,600	106,913
Fisher & Paykel Healthcare Corp. Ltd.[1]	33,211,000	93,038
		2,284,744

INFORMATION TECHNOLOGY — 0.98%
Microsoft Corp.	15,185,000	435,961
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	12,267,593	118,996
Taiwan Semiconductor Manufacturing Co. Ltd.	24,415,649	44,793
Delta Electronics, Inc.	35,000,000	98,947
Rotork PLC	2,400,000	35,928
Electrocomponents PLC	5,192,100	28,565
		763,190

MISCELLANEOUS — 4.45%
Other common stocks in initial period of acquisition		3,460,109

Total common stocks (cost: $38,338,196,000)		52,487,315

Preferred stocks — 0.38%

FINANCIALS — 0.38%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[4]	45,829,000	46,147
BNP Paribas 5.186% noncumulative[4,5]	43,050,000	41,126
Fannie Mae, Series E, 5.10%	550,000	25,450
Fannie Mae, Series L, 5.125%	273,350	12,547
Wachovia Capital Trust III 5.80%[4]	35,000,000	35,342
Banco Santander Central Hispano, SA 6.80%[3,5]	1,014,800	25,370
Bank of America Corp., Series E, 0% preferred depositary shares[3]	1,000,000	25,050
Public Storage, Inc., Series F, 6.45% preferred	1,000,000	24,700
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[4,5]	20,000,000	20,375
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[4,5]	14,520,000	13,972
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred[1]	400,000	10,432
HSBC Holdings PLC 4.61% (undated)[4,5]	8,000,000	7,500
Deutsche Bank Capital Funding Trust I, 7.872%[4,5]	3,950,000	4,191

Total preferred stocks (cost: $286,139,000)		292,202

Convertible securities — 0.47%	Shares or principal amount

FINANCIALS — 0.12%
Fannie Mae 5.375% convertible preferred	965	93,967

UTILITIES — 0.11%
PG&E Corp. 9.50% convertible notes 2010	$28,000,000	87,780

Convertible securities	Shares or principal amount	Market value (000)

CONSUMER DISCRETIONARY — 0.11%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	1,949,300	$ 67,153
General Motors Corp., Series B, 5.25% convertible debentures 2032	$17,500,000	14,469
		81,622

HEALTH CARE — 0.07%
Schering-Plough Corp. 6.00% convertible preferred 2007	1,000,000	55,060

MATERIALS — 0.06%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred	32,900	45,081

Total convertible securities (cost: $331,832,000)		363,510

Bonds & notes — 19.28%	Principal amount (000)

MORTGAGE-BACKED OBLIGATIONS[6]— 6.31%
Fannie Mae 4.89% 2012	$25,000	24,659
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	20,000	20,336
Fannie Mae 4.00% 2015	61,641	58,998
Fannie Mae 11.00% 2015	628	706
Fannie Mae 7.00% 2016	106	108
Fannie Mae 11.00% 2016	335	379
Fannie Mae 5.00% 2017	216	213
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	16,837	17,066
Fannie Mae 5.00% 2018	36,107	35,684
Fannie Mae 5.00% 2018	2,280	2,253
Fannie Mae 11.00% 2018	646	736
Fannie Mae 5.50% 2019	30,010	30,120
Fannie Mae 11.00% 2020	247	272
Fannie Mae 6.00% 2021	11,304	11,481
Fannie Mae 6.00% 2021	8,865	9,004
Fannie Mae 10.50% 2022	510	564
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	442	459
Fannie Mae 7.50% 2029	96	100
Fannie Mae 7.00% 2030	345	356
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	4,000	4,130
Fannie Mae 7.00% 2031	298	307
Fannie Mae 7.50% 2031	313	325
Fannie Mae 7.50% 2031	63	65
Fannie Mae 7.00% 2032	448	461
Fannie Mae 3.742% 2033[4]	13,034	12,809
Fannie Mae 4.056% 2033[4]	2,577	2,527
Fannie Mae 4.184% 2033[4]	2,857	2,827
Fannie Mae 5.50% 2034	22,323	22,100
Fannie Mae 5.50% 2034	21,288	21,085
Fannie Mae 5.50% 2034	11,253	11,141
Fannie Mae 4.50% 2035[4]	10,528	10,364
Fannie Mae 5.00% 2035	13,227	12,784
Fannie Mae 5.00% 2035	5,752	5,560
Fannie Mae 5.50% 2035	51,767	51,249
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	15,000	14,954
Fannie Mae 5.50% 2035	14,609	14,463
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	15,103	11,043
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	11,278	8,527
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	2,855	2,183
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	2,279	1,674
Fannie Mae 5.50% 2036	16,102	15,914
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	85,000	86,441
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	75,083	76,329
Fannie Mae 6.00% 2036	62,010	62,495
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	57,217	58,613
Fannie Mae 6.00% 2036	35,000	35,241
Fannie Mae 6.00% 2036	5,787	5,823
Fannie Mae 6.50% 2036	11,580	11,800
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	537	559
Freddie Mac 4.00% 2015	72,238	68,722
Freddie Mac 6.00% 2017	518	526
Freddie Mac 4.50% 2018	6,253	6,060
Freddie Mac 5.00% 2018	12,461	12,307
Freddie Mac 6.00% 2021	43,157	43,802
Freddie Mac, Series 1617, Class PM, 6.50% 2023	5,000	5,166
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026	6,682	5,202
Freddie Mac 6.50% 2032	5,509	5,641
Freddie Mac 7.50% 2032	2,432	2,525
Freddie Mac 4.646% 2035[4]	26,080	25,658
Freddie Mac 4.789% 2035[4]	27,729	27,364
Freddie Mac, Series 3061, Class PN, 5.50% 2035	27,947	28,130
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	26,618	19,821
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036	16,146	12,219
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	6,355	4,794
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	6,309	4,677
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	6,309	4,667
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036	3,651	2,714
Freddie Mac 5.00% 2036	17,333	16,743
Freddie Mac 5.50% 2036	14,655	14,498
Freddie Mac 6.00% 2036	351,505	353,934
Freddie Mac, Series 3156, Class NG, 6.00% 2036	68,510	70,300
Freddie Mac 6.00% 2036	20,000	20,138
Freddie Mac 6.50% 2036	805	822
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 7-A-1, 5.00% 2020	7,710	7,504
Countrywide Alternative Loan Trust, Series 2005-9CB, Class 2-A-1, 6.00% 2020	7,318	7,329
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	70,810	70,755
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	35,959	35,723
Countrywide Alternative Loan Trust, Series 2005-23CB, Class A-15, 5.50% 2035	29,654	29,369
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	15,949	15,894
Countrywide Alternative Loan Trust, Series 2005-30CB, Class 2-A-1, 5.50% 2035	14,195	13,917
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	8,671	8,519
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	7,782	7,771
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	2,890	2,887
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.563% 2035[4]	44,802	44,851
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	5,942	5,879
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	35,297	35,270
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	24,504	24,721
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	2,468	2,464
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	15,282	15,269
Countrywide Alternative Loan Trust, Series 2006-31CB, Class A-3, 6.00% 2036	87,644	87,315
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	23,725	23,673
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	22,563	22,597
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	2,445	2,456
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	1,236	1,245
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,438	1,453
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	3,682	3,731
CS First Boston Mortgage Securities Corp., Series 2004-AR8, Class 2-A-1, 4.61% 2034[4]	8,688	8,567
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.668% 2034[4]	8,677	8,596
CS First Boston Mortgage Securities Corp., Series 2003-AR30, Class II-A-1, 4.693% 2034[4]	20,653	20,594
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	8,203	8,266
CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A-4, 6.53% 2034	2,790	2,934
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	7,307	7,328
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	48,000	49,905
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class G, 7.165% 2035[5]	1,435	1,549
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[5]	78,140	54,811
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, 4.485% 2036	4,952	4,874
CS First Boston Mortgage Securities Corp., Series 2006-3, Class 1-A-4A, 5.896% 2036	10,000	10,095
CS First Boston Mortgage Securities Corp., Series 2006-2, Class 5-A-6, 6.00% 2036	44,320	44,263
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	22,840	22,204
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	11,000	10,668
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-1, 3.466% 2039	9,559	9,365
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.681% 2039	18,000	18,304
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040	37,500	37,339
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040	6,550	6,759
Government National Mortgage Assn. 4.00% 2035[4]	24,237	23,843
Government National Mortgage Assn. 4.00% 2035[4]	7,901	7,754
Government National Mortgage Assn. 4.00% 2035[4]	7,575	7,434
Government National Mortgage Assn. 6.00% 2035	6,187	6,257
Government National Mortgage Assn. 6.00% 2036	172,869	174,807
Government National Mortgage Assn. 6.00% 2036	70,944	71,739
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	29,581	28,895
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	13,140	12,850
Residential Accredit Loans, Inc., Series 2005-QS3, Class II-A-1, 5.00% 2020	39,225	38,357
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	56,331	55,994
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	15,347	15,251
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034	1,460	1,440
Residential Accredit Loans, Inc., Series 2005-QS13, Class I-A-5, 5.50% 2035	14,589	14,392
Residential Accredit Loans, Inc., Series 2005-QS12, Class A-7, 5.50% 2035	12,475	12,477
Residential Accredit Loans, Inc., Series 2005-QS9, Class A-6, 5.50% 2035	2,000	1,938
Residential Accredit Loans, Inc., Series 2006-QS10, Class I-A, 6.00% 2035	16,925	16,886
Residential Accredit Loans, Inc., Series 2005-QS14, Class 2-A-1, 6.00% 2035	10,505	10,481
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	6,092	6,108
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A1, 6.029% 2035[4]	12,895	12,952
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.971% 2036[4]	74,334	74,613
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.98% 2036[4]	33,894	34,022
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[4]	73,633	73,863
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.832% 2033[4]	9,105	9,041
CHL Mortgage Pass-Through Trust, Series 2004-7, Class 3-A-1, 4.057% 2034[4]	6,708	6,503
CHL Mortgage Pass-Through Trust, Series 2004-12, Class 12-A-1, 4.743% 2034[4]	4,841	4,789
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.139% 2034[4]	4,304	4,296
CHL Mortgage Pass-Through Trust, Series 2005-12, Class 2-A-5, 5.50% 2035	13,083	13,011
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.687% 2035[4]	67,486	67,056
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.691% 2034[4]	25,917	25,424
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3-A, 6.00% 2034	6,551	6,541
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 5-A-1, 6.00% 2035	25,025	25,181
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 6.069% 2036[4]	38,234	38,614
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.83% 2035[4]	45,194	45,309
Bear Stearns ALT-A Trust, Series 2006-6, Class II-A-1, 6.00% 2036[4]	48,652	49,102
Wells Fargo Mortgage-backed Securities Trust, Series 2003-6, Class I-A-1, 5.00% 2018	11,886	11,647
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	27,217	26,788
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.109% 2035[4]	10,000	9,722
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.697% 2036	39,472	39,449
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 3.984% 2033[4]	4,935	4,850
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.375% 2034[4]	6,877	6,770
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.977% 2034[4]	9,732	9,619
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 5.129% 2034[4]	12,099	12,023
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[4]	50,000	48,861
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class A-1, 6.80% 2031	1,863	1,867
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	53,207	52,054
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	27,210	26,639
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.879% 2036[4]	74,912	74,746
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-2, 5.676% 2035	8,689	8,708
Banc of America Commercial Mortgage Inc., Series 2001-PB1, Class A-2, 5.787% 2035	22,040	22,535
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-1, 3.812% 2041	1,620	1,611
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-2, 4.176% 2041	9,117	8,886
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	28,622	28,374
Banc of America Commercial Mortgage Inc., Series 2002-2, Class A-1, 3.366% 2043	2,702	2,681
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.974% 2030	15,595	15,950
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-1, 6.25% 2034	9,834	10,031
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	25,000	26,140
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-2, 6.70% 2034	4,614	4,884
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A-3, 4.207% 2041	15,648	15,280
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[5]	32,500	32,608
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[5]	33,000	33,339
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class F, 6.854% 2035[4,5]	2,000	2,129
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	17,394	16,922
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-2, 4.851% 2042	26,685	26,387
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	20,000	19,734
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	12,838	12,835
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	35,047	34,851
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A-6, 6.00% 2036	17,147	17,354
GE Commercial Mortgage Corp., Series 2005-C2, Class A-2, 4.706% 2043	40,928	40,352
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045	20,000	20,205
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[5]	26,000	25,463
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[5]	13,620	13,423
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[5]	20,000	19,942
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	10,076	10,083
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[4]	4,767	4,719
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[4]	4,237	4,179
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.338% 2033[4]	3,662	3,615
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.563% 2034[4]	4,847	4,785
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.58% 2045[4]	29,607	29,725
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[4,5]	22,000	22,101
SBA CMBS Trust, Series 2005-1, Class C, 5.731% 2035[4,5]	17,320	17,455
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[5]	16,500	16,562
SBA CMBS Trust, Series 2006-1A, Class C, 5.559% 2036[5]	2,000	2,008
Washington Mutual Securities Corp., Series 2005-AR1, Class A-1-A, 5.58% 2035[4]	33,245	33,294
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	13,786	13,822
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 6-A-1, 6.50% 2035	1,547	1,563
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.203% 2036[4]	44,890	45,589
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	7,209	7,333
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-2, 6.531% 2033	22,230	23,381
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	13,250	13,787
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	36,661	36,604
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	3,963	3,977
J.P. Morgan Mortgage Trust, Series 2005-A4, Class 3-A-1, 5.192% 2035[4]	39,251	38,891
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	945	944
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	2,012	2,009
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	9,076	8,971
MASTR Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	4,612	4,521
MASTR Alternative Loan Trust, Series 2005-3, Class 2-A-1, 6.00% 2035	9,627	9,655
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	9,848	9,978
Morgan Stanley Capital I Trust, Series 2003-TOP11, Class A-2, 4.34% 2041	16,600	16,247
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.205% 2042[4]	19,500	19,531
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 2035[5]	35,315	35,228
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[4]	30,000	30,054
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A-2, 6.36% 2034	28,625	29,907
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A-3-1, 4.55% 2034[4]	26,688	26,376
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[5]	7,750	8,313
Meristar Commercial Mortgage Trust, Series 1999-C1, Class C, 8.29% 2016[5]	13,900	15,192
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.529% 2027[4,5]	1,852	1,862
Structured Asset Securities Corp., Series 2005-6, Class 5-A-4, 5.00% 2035	14,398	13,567
Structured Asset Securities Corp., Series 2005-6, Class 5-A-9, 5.00% 2035	7,183	7,090
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037	20,000	20,032
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	19,500	19,295
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	17,664	17,575
Banc of America Funding Corp., Series 2005-H, Class 9-A-1, 5.966% 2035[4]	16,334	16,390
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	16,120	16,082
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042	15,000	14,793
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	9,000	8,613
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class M-I-1, 5.186% 2034	6,000	5,939
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	8,024	8,227
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	5,933	6,314
Hilton Hotel Pool Trust, Series 2000-HLTA, Class C, 7.458% 2015[5]	10,000	10,804
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	10,368	10,406
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	10,389	10,108
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	9,765	9,996
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.949% 2035[4]	9,772	9,702
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[4]	6,092	6,012
Banc of America Mortgage Securities Trust, Series 2004-B, Class 1-A-1, 3.457% 2034[4]	2,207	2,193
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.46% 2008	3,870	3,913
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	2,383	2,395
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[5]	5,986	6,131
RAAC Mortgage Loan Asset-backed Trust, Series 2004-SP3, Class A-I-5, 4.89% 2032	5,000	4,830
Residential Funding Mortgage Securities I, Inc., Series 2003-S20, Class II-A-1, 4.75% 2018	3,083	2,986
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class G, 7.196% 2034[4,5]	2,000	2,139
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033	568	568
		4,901,970

FINANCIALS — 3.49%
USA Education, Inc. 5.625% 2007	40,000	40,050
SLM Corp., Series A, 3.625% 2008	10,000	9,770
SLM Corp., Series A, 4.00% 2009	10,000	9,756
SLM Corp., Series A, 5.35% 2009[4]	10,000	9,626
SLM Corp., Series A, 4.50% 2010	31,000	30,262
SLM Corp., Series A, 5.40% 2011	40,000	40,217
SLM Corp., Series A, 5.45% 2011	20,000	20,147
SLM Corp., Series A, 5.375% 2014	10,000	9,993
International Lease Finance Corp., Series P, 3.125% 2007	5,000	4,945
ASIF Global Financing XXIII 3.90% 2008[5]	13,605	13,290
International Lease Finance Corp. 4.35% 2008	28,500	28,058
International Lease Finance Corp. 4.50% 2008	5,000	4,940
AIG SunAmerica Global Financing VII 5.85% 2008[5]	5,000	5,057
International Lease Finance Corp. 6.375% 2009	15,000	15,385
American International Group, Inc. 4.70% 2010	5,000	4,934
International Lease Finance Corp. 5.00% 2010	6,560	6,514
International Lease Finance Corp., Series Q, 5.45% 2011	35,000	35,337
American General Finance Corp., Series J, 5.706% 2011[4]	2,500	2,508
International Lease Finance Corp. 5.00% 2012	10,000	9,857
American General Finance Corp., Series J, 5.75% 2016	2,500	2,539
ILFC E-Capital Trust I 5.90% 2065[4,5]	7,000	7,116
ILFC E-Capital Trust II 6.25% 2065[4,5]	17,000	17,255
Bank of America Corp. 5.25% 2007	20,000	19,990
MBNA Corp. 5.625% 2007	26,000	26,086
BankBoston NA 7.00% 2007	7,500	7,576
Bank of America Corp. 3.875% 2008	4,400	4,330
MBNA America Bank, National Assn. 5.375% 2008	15,500	15,509
BankAmerica Corp. 5.875% 2009	7,500	7,634
Bank of America Corp. 4.50% 2010	18,000	17,668
BankAmerica Corp. 7.125% 2011	1,750	1,894
Bank of America Corp. 4.875% 2012	2,000	1,972
Residential Capital Corp. 6.693% 2008[4]	13,750	13,914
Residential Capital Corp. 6.375% 2010	28,990	29,445
Residential Capital Corp. 6.00% 2011	2,000	2,008
General Motors Acceptance Corp. 6.875% 2011	17,000	17,134
General Motors Acceptance Corp. 7.25% 2011	30,000	30,594
General Motors Acceptance Corp. 7.00% 2012	5,000	5,039
Household Finance Corp. 5.75% 2007	11,000	11,010
Household Finance Corp. 4.125% 2008	6,000	5,885
Household Finance Corp. 6.40% 2008	60,000	61,146
HSBC Bank USA 4.625% 2014[5]	16,000	15,362
HSBC Finance Corp. 5.00% 2015	4,535	4,412
Bank One, National Assn. 5.50% 2007	20,000	20,006
J.P. Morgan Chase & Co. 3.50% 2009	10,000	9,655
J.P. Morgan Chase & Co. 6.75% 2011	13,000	13,764
J.P. Morgan Chase & Co. 4.891% 2015	20,000	19,689
J.P. Morgan Chase Capital XX, Series T, 6.55% 2036	25,000	25,985
EOP Operating LP 7.75% 2007	45,000	46,006
EOP Operating LP 6.75% 2008	9,195	9,342
Spieker Properties, LP 6.75% 2008	3,500	3,534
Spieker Properties, LP 7.125% 2009	2,000	2,092
EOP Operating LP 4.65% 2010	19,500	18,988
EOP Operating LP 7.00% 2011	4,000	4,258
American Express Credit Corp. 3.00% 2008	10,000	9,686
American Express Co. 4.75% 2009	15,000	14,918
American Express Credit Corp., Series B, 5.00% 2010	9,000	8,995
American Express Co. 6.80% 2066[4]	44,000	46,873
CIT Group Inc. 3.65% 2007	11,000	10,815
CIT Group Inc. 3.375% 2009	5,000	4,802
CIT Group Inc. 6.875% 2009	16,000	16,732
CIT Group Inc. 4.25% 2010	10,000	9,715
CIT Group Inc. 5.20% 2010	20,000	19,989
CIT Group Inc. 5.60% 2011	15,000	15,190
CNA Financial Corp. 6.75% 2006	2,500	2,501
CNA Financial Corp. 6.60% 2008	4,000	4,098
CNA Financial Corp. 6.00% 2011	20,000	20,430
CNA Financial Corp. 5.85% 2014	42,000	42,304
Allstate Corp. 5.375% 2006	20,000	19,998
Allstate Financial Global Funding LLC 5.25% 2007[5]	15,000	14,996
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009	15,000	14,777
Allstate Financing II 7.83% 2045	18,537	19,282
Washington Mutual, Inc. 5.55% 2010	10,000	10,114
Washington Mutual, Inc. 5.50% 2011	10,000	10,073
Washington Mutual, Inc. 5.79% 2012[4]	10,000	10,042
Washington Mutual, Inc. 5.95% 2013	10,000	10,238
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[4,5]	24,700	24,669
Ford Motor Credit Co. 7.20% 2007	5,000	5,002
Ford Motor Credit Co. 5.80% 2009	12,000	11,468
Ford Motor Credit Co. 7.875% 2010	30,500	29,785
Ford Motor Credit Co. 7.375% 2011	15,000	14,345
Liberty Mutual Group Inc. 5.75% 2014[5]	20,000	20,218
Liberty Mutual Group Inc. 6.50% 2035[5]	13,000	12,874
Liberty Mutual Group Inc. 7.50% 2036[5]	24,550	27,393
Prudential Financial, Inc. 4.104% 2006	15,000	14,994
PRICOA Global Funding I 5.491% 2007[4,5]	2,000	2,001
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[5]	6,000	5,837
Prudential Funding, LLC, Series B, 6.60% 2008[5]	12,412	12,663
Prudential Financial, Inc., Series D, 5.50% 2016	3,000	3,009
Prudential Holdings, LLC, Series C, 8.695% 2023[5,6]	15,000	18,549
Developers Diversified Realty Corp. 3.875% 2009	15,000	14,525
Developers Diversified Realty Corp. 4.625% 2010	19,750	19,262
Developers Diversified Realty Corp. 5.00% 2010	22,500	22,235
Monumental Global Funding Trust II, Series 2003-F, 3.45% 2007[5]	10,000	9,789
Monumental Global Funding II, Series 2002-A, 5.20% 2007[5]	42,000	41,976
Monumental Global Funding II, Series 2004-E, 5.457% 2007[4,5]	2,000	2,002
Monumental Global Funding II, Series 2006-A, 5.43% 2009[4,5]	2,000	2,003
Capital One Financial Corp. 7.125% 2008	5,750	5,914
Capital One Bank 5.75% 2010	3,000	3,052
Capital One Financial Corp. 5.70% 2011	15,000	15,224
Capital One Financial Corp. 6.25% 2013	5,000	5,215
Capital One Bank 6.50% 2013	13,477	14,215
Capital One Financial Corp. 5.50% 2015	12,000	11,938
XL Capital Ltd. 5.25% 2014	13,000	12,803
XL Capital Ltd. 6.375% 2024	2,125	2,223
Mangrove Bay Pass Through Trust 6.102% 2033[4,5]	33,020	32,050
Twin Reefs Asset Trust (XLFA), Series B, 6.32% (undated)[4,5]	4,000	4,007
Santander Issuances, SA Unipersonal 5.75% 2016[4,5]	7,600	7,613
Santander Issuances, SA Unipersonal 5.805% 2016[4,5]	38,600	39,194
Abbey National PLC 6.70% (undated)[4]	2,412	2,459
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	19,500	19,181
United Dominion Realty Trust, Inc. 6.50% 2009	28,925	29,933
Plum Creek Timberlands, LP 5.875% 2015	48,500	48,064
Simon Property Group, LP 6.375% 2007	5,000	5,044
Simon Property Group, LP 5.375% 2008	2,000	1,997
Simon Property Group, LP 3.75% 2009	3,000	2,905
Simon Property Group, LP 4.875% 2010	5,000	4,945
Simon Property Group, LP 4.875% 2010	2,500	2,464
Simon Property Group, LP 5.375% 2011	2,000	2,004
Simon Property Group, LP 5.60% 2011	14,750	14,929
Simon Property Group, LP 5.75% 2012	12,650	12,885
Westfield Capital Corp. Ltd., WT Finance Pty Ltd. and WEA Finance LLC 4.375% 2010[5]	38,500	37,204
Westfield Group 5.40% 2012[5]	5,000	5,003
Westfield Capital Corp. Ltd., WT Finance Pty Ltd. and WEA Finance LLC 5.125% 2014[5]	5,000	4,869
Sumitomo Mitsui Banking Corp. 5.625% (undated)[4,5]	47,500	46,558
Lincoln National Corp. 5.25% 2007	6,145	6,128
Lincoln National Corp. 7.00% 2066[4]	37,075	39,095
HBOS PLC 5.375% (undated)[4,5]	25,780	25,487
HBOS PLC, Series B, 5.92% (undated)[4,5]	20,000	19,618
iStar Financial, Inc., Series B, 4.875% 2009[1]	2,000	1,976
iStar Financial, Inc. 5.375% 2010[1]	25,675	25,576
iStar Financial, Inc., Series B, 5.125% 2011[1]	10,000	9,836
iStar Financial, Inc. 5.80% 2011[1]	7,600	7,665
Wells Fargo & Co. 5.125% 2007	27,500	27,477
Wells Fargo & Co. 4.125% 2008	15,000	14,774
UniCredito Italiano SpA 5.584% 2017[4,5]	29,400	29,673
UniCredito Italiano Capital Trust II 9.20% (undated)[5]	10,000	11,310
Commercial Credit Co. 6.625% 2006	1,975	1,976
Citigroup Inc. 4.125% 2010	11,000	10,702
Citigroup Inc. 4.625% 2010	10,000	9,849
Citigroup Inc. 5.125% 2014	10,000	9,908
National Westminster Bank PLC 7.375% 2009	3,000	3,188
Royal Bank of Scotland Group PLC 5.512% noncumulative trust preferred (undated)[4]	22,800	22,468
National Westminster Bank PLC 7.75% (undated) [4]	4,588	4,677
Hospitality Properties Trust 7.00% 2008	5,500	5,611
Hospitality Properties Trust 6.75% 2013	18,925	19,948
Hospitality Properties Trust 5.125% 2015	3,000	2,866
Hospitality Properties Trust 6.30% 2016	1,150	1,179
Lazard Group LLC 7.125% 2015	28,000	29,253
Nationwide Life Insurance Co. 5.35% 2007[5]	27,500	27,500
North Front Pass Through Trust 5.81% 2024[4,5]	1,165	1,160
Realogy Corp. 6.15% 2011[5]	27,000	27,465
ACE INA Holdings Inc. 5.875% 2014	7,500	7,677
ACE Capital Trust II 9.70% 2030	12,210	16,717
ACE INA Holdings Inc. 6.70% 2036	2,500	2,724
ProLogis 5.25% 2010	22,000	21,919
ProLogis 5.50% 2013	4,350	4,342
Resona Bank, Ltd. 5.85% (undated)[4,5]	25,000	24,532
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007[5]	20,000	19,490
Met Life Global Funding I 2.60% 2008[5]	2,500	2,390
MetLife, Inc. 5.00% 2015	2,500	2,429
ERP Operating LP 4.75% 2009	6,360	6,276
ERP Operating LP 6.95% 2011	8,200	8,732
ERP Operating LP 6.625% 2012	8,000	8,488
Willis North America Inc. 5.125% 2010	20,950	20,378
Willis North America Inc. 5.625% 2015	3,000	2,872
Wachovia Corp. 5.625% 2016	21,000	21,240
Société Générale 5.75% 2016[5]	2,500	2,564
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[4,5]	17,749	18,108
ING Security Life Institutional Funding 2.70% 2007[5]	15,000	14,866
ING Security Life Institutional Funding 5.564% 2010[4,5]	4,000	4,010
PNC Funding Corp. 4.20% 2008	10,000	9,826
PNC Funding Corp. 5.125% 2010	9,000	8,992
Rouse Co. 3.625% 2009	5,000	4,750
Rouse Co. 7.20% 2012	9,446	9,779
Rouse Co. 5.375% 2013	4,000	3,754
Hartford Financial Services Group, Inc. 5.55% 2008	11,585	11,653
Hartford Financial Services Group, Inc. 5.25% 2011	6,250	6,265
Price REIT, Inc. 7.50% 2006	4,900	4,900
Kimco Realty Corp., Series C, 3.95% 2008	5,000	4,885
Kimco Realty Corp. 6.00% 2012	2,000	2,072
Kimco Realty Corp., Series C, 5.783% 2016	5,450	5,527
Genworth Financial, Inc. 4.75% 2009	13,795	13,694
Genworth Global Funding Trust, Series 2005-A, 5.55% 2010[4]	3,000	3,011
Berkshire Hathaway Finance Corp. 4.75% 2012	15,000	14,743
Principal Life Global Funding I 4.40% 2010[5]	10,000	9,691
Principal Life Income Fundings Trust, Series 2005-34, 5.20% 2010	4,000	4,007
Brandywine Operating Partnership, LP 5.75% 2012	13,000	13,146
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	13,000	12,781
Zions Bancorporation 6.00% 2015	11,585	11,902
Union Bank of California, NA 5.95% 2016	10,000	10,345
Skandinaviska Enskilda Banken AB 4.958% (undated)[4,5]	10,400	9,788
Popular North America, Inc., Series E, 3.875% 2008	10,000	9,738
St. Paul Travelers Companies, Inc. 6.25% 2016	8,000	8,474
Goldman Sachs Group, Inc. 5.75% 2016	8,000	8,140
Lehman Brothers Holdings Inc., Series I, 5.493% 2009[4]	8,000	8,009
Boston Properties LP 6.25% 2013	6,500	6,772
BOI Capital Funding (No. 2) LP 5.571% (undated)[4,5]	6,000	5,868
Federal Realty Investment Trust 6.125% 2007	4,500	4,520
Federal Realty Investment Trust 8.75% 2009	1,000	1,094
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	5,000	4,959
New York Life Global Funding 4.625% 2010[5]	5,000	4,922
ZFS Finance Trust I 6.15% 2065[4,5]	4,500	4,530
Deutsche Bank Financial LLC 5.375% 2015	4,000	3,996
Independence Community Bank 3.75% 2014[4]	4,000	3,856
Assurant, Inc. 5.625% 2014	3,000	3,014
Downey Financial Corp. 6.50% 2014	2,840	2,859
Principal Financial Group, Inc. 6.05% 2036	2,000	2,072
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007[5]	2,000	2,002
		2,710,997

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 2.59%
U.S. Treasury 6.125% 2007	140,000	141,193
U.S. Treasury 3.625% 2009	100,000	97,500
U.S. Treasury 6.00% 2009	200,000	207,094
U.S. Treasury 6.50% 2010	56,000	59,224
U.S. Treasury 10.375% 2012	50,000	52,773
U.S. Treasury 12.00% 2013	64,000	71,950
U.S. Treasury 11.75% 2014	95,000	113,911
U.S. Treasury 12.50% 2014	40,000	48,138
U.S. Treasury 13.25% 2014	60,000	72,319
U.S. Treasury 9.25% 2016	50,000	67,336
U.S. Treasury Principal Strip 0% 2018	11,460	6,658
U.S. Treasury 6.50% 2026	34,250	41,635
U.S. Treasury Principal Strip 0% 2029	8,200	2,850
U.S. Treasury 5.375% 2031	84,000	91,206
Freddie Mac 5.125% 2008	75,000	75,271
Freddie Mac 5.75% 2009	75,000	76,447
Freddie Mac 6.625% 2009	75,000	78,463
Freddie Mac 4.125% 2010	35,000	34,142
Freddie Mac 7.00% 2010	20,000	21,313
Freddie Mac 5.50% 2011	50,000	51,377
Freddie Mac 5.875% 2011	100,000	103,348
Fannie Mae 6.34% 2007	20,000	20,203
Fannie Mae 7.125% 2007	50,000	50,316
Fannie Mae 7.125% 2010	40,000	42,976
Fannie Mae 7.25% 2010	30,000	32,086
Fannie Mae 5.25% 2012	100,000	100,765
Federal Home Loan Bank 3.375% 2007	93,295	91,730
Federal Home Loan Bank 5.625% 2016	49,375	50,997
Federal Agricultural Mortgage Corp. 4.25% 2008	45,000	44,461
Federal Agricultural Mortgage Corp. 4.875% 2011[5]	55,000	54,883
Federal Agricultural Mortgage Corp. 5.50% 2011[5]	10,000	10,174
		2,012,739

ASSET-BACKED OBLIGATIONS[6]— 1.83%
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[5]	889	876
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009[5]	1,411	1,399
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009[5]	498	493
CPS Auto Receivables Trust, Series 2003-D, Class A-2, FSA insured, 3.56% 2010[5]	3,059	3,012
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[5]	10,000	9,866
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[5]	13,715	13,488
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[5]	16,735	16,494
CPS Auto Receivables Trust, Series 2005-B, Class A-2, FSA insured, 4.36% 2012[5]	12,000	11,846
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 2012[5]	12,500	12,379
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[5]	20,000	20,031
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2012[5]	12,000	12,247
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[5]	14,525	14,420
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[5]	14,000	13,875
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	18,750	18,440
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[5]	30,000	30,028
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014	25,000	25,076
Triad Automobile Receivables Trust, Series 2006-C, Class A-2, AMBAC insured, 5.40% 2010	40,000	39,962
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	33,475	32,943
Triad Automobile Receivables Trust, Series 2006-C, Class A-4, AMBAC insured, 5.31% 2013	25,000	25,144
Bank of America Credit Card Trust, Series 2006-A10, Class A-10, 5.31% 2012[4]	67,200	67,200
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	11,104	10,932
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	28,800	28,874
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	20,095	20,192
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-5, FGIC insured, 5.45% 2034	16,000	15,743
Residential Funding Mortgage Securities II, Inc., Series 2005-HS1, Class A-1-5, FGIC insured, 4.91% 2035	27,500	26,641
Residential Funding Mortgage Securities II, Inc., Series 2005-HSA1, Class A-I-5, FGIC insured, 5.48% 2035	5,790	5,747
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA2, Class A-I-5, FGIC insured, 5.63% 2036	5,000	4,996
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	25,279	24,932
UPFC Auto Receivables Trust, Series 2005-A, Class A-3, AMBAC insured, 4.34% 2010	13,681	13,577
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	12,625	12,586
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[5]	50,000	50,755
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[5]	48,860	47,938
Advanta Business Card Master Trust, Series 2005-A1, Class A-1, 5.39% 2011[4]	17,000	16,987
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 5.45% 2013[4]	29,000	28,982
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFHE2, Class A-3, 5.54% 2036[4]	23,749	23,776
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A-2D, 5.56% 2036[4]	17,545	17,582
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[5]	25,150	25,060
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[5]	15,000	14,947
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010	13,026	12,930
AmeriCredit Automobile Receivables Trust, Series 2004-B-M, Class A-4, MBIA insured, 2.67% 2011	5,275	5,170
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	20,000	20,325
Consumer Credit Reference Index Securities Program Trust, Series 2002-1A, Class A, 7.387% 2007[4,5]	35,000	35,224
Discover Card Master Trust I, Series 2004-1, Class A, 5.35% 2010[4]	32,800	32,820
Drivetime Auto Owner Trust, Series 2004-A, Class A-3, XLCA insured, 2.419% 2008[5]	2,250	2,231
Drivetime Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 3.799% 2008[5]	1,686	1,684
Drivetime Auto Owner Trust, Series 2004-B, Class A-3, MBIA insured, 3.475% 2009[5]	9,374	9,304
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[5]	18,579	18,448
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[5]	6,408	6,346
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[5]	25,000	25,113
DT Auto Owner Trust, Series 2005-B, Class A-3, XLCA insured, 4.429% 2010[5]	31,488	31,207
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	8,500	8,333
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	22,000	21,730
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[5]	15,000	14,637
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[5]	15,000	14,898
First Investors Auto Owner Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011[5]	1,712	1,679
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[5]	14,904	14,748
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 2013[5]	11,060	11,050
BMW Vehicle Owner Trust, Series 2006-A, Class A-4, 5.07% 2011	25,000	25,058
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	23,700	23,885
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009	4,820	4,853
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009	16,190	16,682
Home Equity Asset Trust, Series 2004-7, Class M-2, 5.98% 2035[4]	20,000	20,201
Providian Master Note Trust, Series 2005-A1A, Class A, 5.38% 2012[4,5]	20,000	20,022
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-3, FGIC insured, 4.45% 2034	18,574	18,437
CWABS, Inc., Series 2004-10, Class 2-AV-2, 5.67% 2033[4]	2,440	2,440
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	15,000	14,489
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.82% 2034[4]	16,717	16,783
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.094% 2015	16,545	16,473
Residential Asset Securities Corp. Trust, Series 2004-KS10, Class A-I-2, 5.64% 2034[4]	7,005	7,012
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.55% 2035[4]	9,336	9,355
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	15,975	16,085
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class C, 6.32% 2013[4]	15,000	15,134
Irwin Home Equity, Series 2006-1, Class 2-A2, 5.39% 2035[5]	15,000	14,903
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[5]	14,981	14,846
Providian Gateway Master Trust, Series 2004-DA, Class A, 3.35% 2011[5]	15,000	14,742
MBNA Credit Card Master Note Trust, Series 2006-1, Class A, 4.90% 2011	12,500	12,490
Chase Auto Owner Trust, Series 2006-B, Class A-4, 5.11% 2014	12,000	12,049
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	7,721	8,070
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-2, 9.14% 2031	3,000	3,357
PSE&G Transition Funding II LLC, Series 2005-1, Class A-3, 4.49% 2015	10,250	9,880
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[4]	8,653	8,511
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A-4, 5.64% 2034[4]	7,608	7,617
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 5.72% 2034[4]	4,231	4,254
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 5.92% 2034[4]	2,915	2,922
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 5.62% 2019[4,5]	6,263	6,263
Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF-6, 4.747% 2034	5,800	5,621
USAA Auto Owner Trust, Series 2004-3, Class A-3, 3.16% 2009	5,271	5,231
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 5.92% 2013[4]	5,000	5,089
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	4,999	5,010
Navistar Financial Owner Trust, Series 2004-A, Class B, 2.46% 2011	2,272	2,200
Long Beach Mortgage Loan Trust, Series 2000-1, Class AF-3, 7.434% 2031[4]	1,252	1,249
Capital One Prime Auto Receivables Trust, Series 2004-2, Class A-3, 3.06% 2008	1,107	1,106
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010	656	649
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009	247	247
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007[5,7]	5,000	137
NPF XII, Inc., Series 2001-1A, Class A, 2.30% 2004[4,5,7]	3,000	82
ACE Securities Corp. Home Equity Loan Trust, Series 2003-NC1, Class A-2A, 5.74% 2033[4]	130	131
		1,420,908

CONSUMER DISCRETIONARY — 0.98%
Comcast Cable Communications, Inc. 6.875% 2009	18,000	18,724
Comcast Corp. 5.45% 2010	9,500	9,557
Tele-Communications, Inc. 7.875% 2013	10,000	11,199
Comcast Corp. 5.85% 2015	36,000	36,268
Viacom Inc. 5.75% 2011	13,500	13,530
Viacom Inc. 6.25% 2016	39,705	39,837
Viacom Inc. 6.875% 2036	10,000	10,101
Harrah’s Operating Co., Inc. 7.125% 2007	6,000	6,029
Harrah’s Operating Co., Inc. 5.50% 2010	4,325	4,157
Harrah’s Operating Co., Inc. 5.625% 2015	18,600	15,705
Harrah’s Operating Co., Inc. 6.50% 2016	39,000	34,385
Clear Channel Communications, Inc. 6.00% 2006	7,000	7,000
Clear Channel Communications, Inc. 6.625% 2008	8,245	8,339
Chancellor Media Corp. of Los Angeles 8.00% 2008	34,000	35,522
J.C. Penney Co., Inc. 8.00% 2010	27,750	29,826
J.C. Penney Co., Inc. 9.00% 2012	12,480	14,485
Pulte Homes, Inc. 4.875% 2009	15,000	14,782
Pulte Homes, Inc. 7.875% 2011	14,000	15,188
Pulte Homes, Inc. 8.125% 2011	7,500	8,157
Centex Corp. 4.55% 2010	2,000	1,927
Centex Corp. 7.875% 2011	2,000	2,168
Centex Corp. 5.70% 2014	10,000	9,861
Centex Corp. 5.25% 2015	12,000	11,366
Centex Corp. 6.50% 2016	10,000	10,267
DaimlerChrysler North America Holding Corp. 4.05% 2008	6,480	6,338
DaimlerChrysler North America Holding Corp. 4.75% 2008	6,520	6,460
DaimlerChrysler North America Holding Corp. 7.20% 2009	3,000	3,129
DaimlerChrysler North America Holding Corp. 8.00% 2010	17,500	18,856
Kohl’s Corp. 6.30% 2011	27,690	28,751
Kohl’s Corp. 7.375% 2011	2,800	3,023
Marriott International, Inc., Series F, 4.625% 2012	7,000	6,662
Marriott International, Inc., Series G, 5.81% 2015	21,323	21,065
AOL Time Warner Inc. 6.15% 2007	5,000	5,019
Time Warner Inc. 8.18% 2007	10,000	10,216
Time Warner Companies, Inc. 9.125% 2013	10,000	11,691
Viacom Inc. 5.625% 2007	25,000	25,021
Toll Brothers, Inc. 6.875% 2012	4,000	4,098
Toll Brothers, Inc. 5.15% 2015	22,500	20,485
Ryland Group, Inc. 5.375% 2012	12,000	11,508
Ryland Group, Inc. 5.375% 2015	12,000	11,127
Carnival Corp. 3.75% 2007	6,000	5,893
Carnival Corp. 6.15% 2008	15,725	15,865
Target Corp. 7.50% 2010	20,000	21,607
Gap, Inc. 9.55% 2008[4]	19,460	20,949
May Department Stores Co. 8.00% 2012	9,520	10,383
May Department Stores Co. 5.75% 2014	3,785	3,746
Federated Department Stores, Inc. 7.45% 2017	5,412	5,941
D.R. Horton, Inc. 6.00% 2011	16,500	16,547
D.R. Horton, Inc. 6.50% 2016	3,000	2,995
Hyatt Equities, LLC 6.875% 2007[5]	17,040	17,140
MDC Holdings, Inc. 7.00% 2012	2,000	2,067
MDC Holdings, Inc. 5.375% 2014	15,000	13,979
Thomson Corp. 6.20% 2012	14,000	14,484
News America Holdings Inc. 9.25% 2013	5,200	6,163
News America Inc. 5.30% 2014	5,000	4,939
News America Holdings Inc. 8.00% 2016	2,000	2,324
Lowe’s Companies, Inc., Series B, 6.70% 2007	5,455	5,509
Lowe’s Companies, Inc. 8.25% 2010	5,455	6,009
Walt Disney Co., Series B, 5.375% 2007	5,000	5,004
Walt Disney Co. 5.625% 2016	3,000	3,040
NVR, Inc. 5.00% 2010	8,000	7,806
Hilton Hotels Corp. 7.625% 2008	4,000	4,105
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007	1,500	1,517
Delphi Automotive Systems Corp. 6.50% 2009[7]	1,200	1,242
		761,083

TELECOMMUNICATION SERVICES — 0.93%
Sprint Capital Corp. 6.00% 2007	15,000	15,008
US Unwired Inc., Series B, 10.00% 2012	33,305	36,802
Nextel Communications, Inc., Series E, 6.875% 2013	47,300	48,382
Nextel Communications, Inc., Series D, 7.375% 2015	54,340	56,173
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006	108,200	108,180
AT&T Wireless Services, Inc. 7.50% 2007	33,575	33,920
AT&T Wireless Services, Inc. 7.875% 2011	61,700	67,708
SBC Communications Inc. 4.125% 2009	10,000	9,712
SBC Communications Inc. 6.25% 2011	35,000	36,288
SBC Communications Inc. 5.875% 2012	27,000	27,610
AT&T Inc. 6.80% 2036	15,000	16,223
Telecom Italia Capital SA 4.00% 2010	9,800	9,341
Telecom Italia Capital SA, Series B, 5.25% 2013	59,500	56,992
Telecom Italia Capital SA 4.95% 2014	19,900	18,488
PCCW-HKT Capital Ltd. 8.00% 2011[4,5]	22,450	24,745
PCCW-HKT Capital Ltd. 8.00% 2011	1,800	1,984
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[5]	9,900	9,415
Telefónica Emisiones, SAU 5.984% 2011	20,000	20,453
Telefónica Emisiones, SAU 7.045% 2036	14,500	15,663
Koninklijke KPN NV 8.00% 2010	23,750	25,775
Koninklijke KPN NV 8.375% 2030	4,600	5,362
Singapore Telecommunications Ltd. 6.375% 2011[5]	17,925	18,847
Singapore Telecommunications Ltd. 6.375% 2011	9,825	10,330
British Telecommunications PLC 8.375% 2010[4]	4,200	4,721
British Telecommunications PLC 8.875% 2030	11,400	15,490
Verizon Global Funding Corp. 4.90% 2015	14,250	13,624
Deutsche Telekom International Finance BV 8.00% 2010[4]	5,100	5,571
Deutsche Telekom International Finance BV 8.25% 2030[4]	6,000	7,475
		720,282

UTILITIES — 0.65%
Dominion Resources, Inc., Series G, 3.66% 2006	6,000	5,996
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	6,000	5,998
Dominion Resources, Inc., Series B, 4.125% 2008	10,000	9,853
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	18,561	18,469
Dominion Resources, Inc., Series 2000-A, 8.125% 2010	35,000	38,161
Dominion Resources, Inc., Series 2002-C, 5.70% 2012[4]	4,250	4,310
American Electric Power Co., Inc. 4.709% 2007[4]	12,500	12,432
Appalachian Power Co., Series J, 4.40% 2010	10,000	9,680
Ohio Power Co., Series J, 5.30% 2010	18,000	17,992
Appalachian Power Co., Series M, 5.55% 2011	10,000	10,064
Appalachian Power Co., Series I, 4.95% 2015	15,000	14,283
Indiana Michigan Power Co. 5.65% 2015	11,000	10,982
Scottish Power PLC 4.91% 2010	30,000	29,603
Scottish Power PLC 5.375% 2015	25,000	24,589
Commonwealth Edison Co., Series 99, 3.70% 2008	2,750	2,690
Exelon Corp. 4.45% 2010	15,000	14,588
Exelon Corp. 6.75% 2011	2,000	2,100
Exelon Generation Co., LLC 6.95% 2011	21,600	22,911
Exelon Corp. 4.90% 2015	5,000	4,736
Commonwealth Edison Co., First Mortgage Bonds, Series 104, 5.95% 2016	5,000	5,069
Ameren Corp. 4.263% 2007	2,500	2,484
Cilcorp Inc. 8.70% 2009	17,025	18,043
AmerenEnergy Generating Co., Series D, 8.35% 2010	5,000	5,478
Union Electric Co. 4.65% 2013	4,250	4,053
Cilcorp Inc. 9.375% 2029	5,000	5,347
Constellation Energy Group, Inc. 6.125% 2009	11,000	11,250
Constellation Energy Group, Inc. 7.00% 2012	15,000	16,139
Constellation Energy Group, Inc. 4.55% 2015	5,000	4,660
National Grid PLC 6.30% 2016	28,225	29,447
NiSource Finance Corp. 6.15% 2013	3,000	3,070
NiSource Finance Corp. 5.40% 2014	24,500	23,910
PSEG Power LLC 3.75% 2009	10,000	9,649
PSEG Power LLC 7.75% 2011	15,000	16,320
Centerpoint Energy Resources Corp., Series B, 7.875% 2013	18,000	20,125
Centerpoint Energy, Inc., Series B, 6.85% 2015	5,000	5,339
Duke Energy Corp., First and Refunding Mortgage Bonds, Series A, 3.75% 2008	10,000	9,811
Duke Capital Corp. 7.50% 2009	10,000	10,554
Alabama Power Co., Series Y, 2.80% 2006	5,000	4,990
Alabama Power Co., Series X, 3.125% 2008	1,800	1,745
Alabama Power Co., Series R, 4.70% 2010	1,750	1,719
Southern Power Co., Series B, 6.25% 2012	6,000	6,243
Alabama Power Co., Series Q, 5.50% 2017	4,000	4,038
Progress Energy Florida, Inc., First Mortgage Bonds, 4.80% 2013	5,000	4,871
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc., First Mortgage Bonds, 5.15% 2015	5,000	4,922
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011	5,500	5,338
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12, 4.875% 2013	5,000	4,902
Oncor Electric Delivery Co. 6.375% 2012	3,725	3,870
MidAmerican Energy Co. 5.125% 2013	1,500	1,487
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	1,000	962
		505,272

HEALTH CARE — 0.59%
Cardinal Health, Inc. 6.25% 2008	13,155	13,324
Cardinal Health, Inc. 5.64% 2009[4,5]	12,500	12,509
Cardinal Health, Inc. 6.75% 2011	100,250	105,139
Cardinal Health, Inc. 5.85% 2017	10,000	10,044
Humana Inc. 6.45% 2016	40,875	42,606
Humana Inc. 6.30% 2018	16,335	16,570
Hospira, Inc. 4.95% 2009	48,950	48,136
Hospira, Inc. 5.90% 2014	3,000	2,977
Wyeth 4.375% 2008[4]	45,250	44,716
UnitedHealth Group Inc. 3.30% 2008	7,500	7,315
UnitedHealth Group Inc. 4.125% 2009	25,165	24,471
UnitedHealth Group Inc. 5.25% 2011	1,585	1,584
UnitedHealth Group Inc. 5.375% 2016	5,250	5,242
WellPoint, Inc. 5.00% 2011	37,000	36,646
Boston Scientific Corp. 6.00% 2011	21,360	21,594
Boston Scientific Corp. 6.40% 2016	10,325	10,506
Universal Health Services, Inc. 7.125% 2016	22,820	24,274
Aetna Inc. 5.75% 2011	12,500	12,734
Schering-Plough Corp. 5.55% 2013[4]	10,000	10,073
Amgen Inc. 4.00% 2009	10,000	9,711
		460,171

INDUSTRIALS — 0.53%
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[6]	11,664	11,905
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	5,499	5,715
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[6]	11,159	11,333
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[6]	12,676	13,698
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[6]	14,029	15,336
General Electric Capital Corp., Series A, 5.00% 2007	47,500	47,415
General Electric Capital Corp. 4.25% 2008	10,000	9,895
General Electric Co. 4.50% PINES 2035	1,843	1,692
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	10,000	10,444
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[6]	35,450	38,308
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[6]	39,770	40,192
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[6]	3,870	3,940
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[5,6]	42,106	43,686
Waste Management, Inc. 6.50% 2008	6,180	6,327
Waste Management, Inc. 7.375% 2010	20,000	21,443
Waste Management, Inc. 5.00% 2014	890	862
Caterpillar Financial Services Corp., Series F, 5.446% 2008[4]	3,500	3,507
Caterpillar Inc. 4.50% 2009	17,785	17,537
Caterpillar Financial Services Corp. 4.30% 2010	4,300	4,186
Caterpillar Inc. 6.05% 2036	500	526
Tyco International Group SA 6.125% 2008	$13,000	$ 13,192
Tyco International Group SA 6.125% 2009	7,000	7,124
Bombardier Inc. 6.30% 2014[5]	19,000	17,527
Raytheon Co. 4.85% 2011	16,000	15,764
Hutchison Whampoa International Ltd. 6.50% 2013[5]	11,800	12,381
Southwest Airlines Co., Series 2001-1, Class B, 6.126% 2006[6]	8,500	8,504
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2008[6]	1,400	1,401
John Deere Capital Corp. 3.90% 2008	3,000	2,953
John Deere Capital Corp. 4.875% 2009	6,000	5,969
American Standard Inc. 7.625% 2010	7,000	7,385
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[6]	1,648	1,649
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[6]	4,380	4,421
Northrop Grumman Systems Corp. 7.125% 2011	5,000	5,359
		411,576

ENERGY — 0.49%
Devon Financing Corp., ULC 6.875% 2011	75,500	80,559
Apache Corp. 6.25% 2012	55,000	57,481
Enterprise Products Operating LP 4.95% 2010	18,000	17,709
Enterprise Products Operating LP 7.50% 2011	5,000	5,363
Enterprise Products Partners LP 5.60% 2014	15,100	14,925
Enterprise Products Operating LP, Series B, 5.00% 2015	1,900	1,799
Enterprise Products Operating LP 6.875% 2033	10,000	10,553
Energy Transfer Partners, LP 5.65% 2012	14,385	14,425
Energy Transfer Partners, LP 5.95% 2015	30,615	30,939
Williams Companies, Inc. 7.125% 2011	10,000	10,375
Williams Companies, Inc. 8.125% 2012	16,300	17,563
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012	8,000	9,020
Pemex Finance Ltd. 8.875% 2010[6]	12,427	13,380
Pemex Project Funding Master Trust 5.75% 2015[5]	21,000	20,764
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[5,6]	5,082	4,935
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[6]	801	778
Ras Laffan Liquefied Natural Gas II 5.298% 2020[5,6]	27,650	26,745
Sunoco, Inc. 6.75% 2011	7,500	7,915
Sunoco, Inc. 4.875% 2014	9,250	8,828
XTO Energy Inc. 5.65% 2016	15,000	14,940
Kinder Morgan Energy Partners LP 5.00% 2013	2,190	2,095
Kinder Morgan Energy Partners LP 5.125% 2014	7,810	7,468
		378,559

MATERIALS — 0.41%
International Paper Co. 4.00% 2010	10,915	10,509
International Paper Co. 6.75% 2011	10,000	10,656
International Paper Co. 5.85% 2012	21,585	22,204
International Paper Co. 5.50% 2014	16,000	15,848
Norske Skogindustrier ASA 7.625% 2011[5]	55,130	57,521
Lafarge 6.15% 2011	25,000	25,691
Lafarge 6.50% 2016	17,060	17,802
UPM-Kymmene Corp. 5.625% 2014[5]	41,490	40,547
Stora Enso Oyj 6.404% 2016[5]	34,000	34,897
Dow Chemical Co. 5.00% 2007	10,500	10,455
Dow Chemical Co. 5.75% 2008	10,500	10,625
Dow Chemical Co. 6.00% 2012	4,000	4,145
Packaging Corp. of America 4.375% 2008	14,000	13,756
Weyerhaeuser Co. 6.75% 2012	11,330	11,878
Teck Cominco Ltd. 5.375% 2015	11,000	10,765
Alcan Inc. 6.45% 2011	1,000	1,041
Alcan Inc. 5.20% 2014	8,000	7,820
Praxair, Inc. 2.75% 2008	6,350	6,119
Arbermarle Corp. 5.10% 2015	6,000	5,733
ICI Wilmington, Inc. 4.375% 2008	4,000	3,915
ICI Wilmington, Inc. 5.625% 2013	500	496
		322,423

NON-U.S. GOVERNMENT BONDS & NOTES — 0.15%
Russian Federation 5.00%/7.50% 2030[6,8]	62,600	70,269
United Mexican States Government Global 5.625% 2017	35,000	35,070
Corporación Andina de Fomento 6.875% 2012	10,000	10,665
		116,004

INFORMATION TECHNOLOGY — 0.15%
Electronic Data Systems Corp., Series B, 6.50% 2013[4]	54,980	55,969
Sabre Holdings Corp. 6.35% 2016	22,650	22,561
Motorola, Inc. 4.608% 2007	12,500	12,419
Motorola, Inc. 7.625% 2010	1,590	1,727
Cisco Systems, Inc. 5.25% 2011	14,000	14,098
Jabil Circuit, Inc. 5.875% 2010	7,975	8,021
		114,795

CONSUMER STAPLES — 0.12%
Wal-Mart Stores, Inc. 6.875% 2009	13,650	14,292
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 2015	18,000	21,173
Tyson Foods, Inc. 6.85% 2016[4]	20,000	20,673
Diageo Capital PLC 4.375% 2010	12,000	11,689
Diageo Finance BV 5.30% 2015	2,300	2,267
CVS Corp. 4.00% 2009	1,940	1,876
CVS Corp. 6.117% 2013[5,6]	10,989	11,137
Kellogg Co. 6.60% 2011	5,250	5,542
Kellogg Co. 7.45% 2031	500	608
Cadbury Schweppes US Finance LLC 5.125% 2013[5]	5,500	5,351
Kraft Foods Inc. 4.625% 2006	1,000	1,000
Nabisco, Inc. 7.05% 2007	1,000	1,008
		96,616

MUNICIPALS — 0.06%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2003-A-1, 6.25% 2033	15,580	17,277
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	13,990	15,126
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	9,842	9,847
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	5,211	5,210
		47,460

Total bonds & notes (cost: $14,979,536,000)		14,980,855

Short-term securities — 12.48%	Principal amount (000)	Market value (000)

Federal Home Loan Bank 5.07%-5.25% due 11/1/2006-1/24/2007	$1,057,397	$1,053,492
Freddie Mac 5.08%-5.23% due 11/14/2006-4/3/2007	887,780	880,547
Fannie Mae 5.07%-5.18% due 11/8/2006-3/21/2007	513,360	509,446
Bank of America Corp. 5.22%-5.275% due 11/20/2006-1/31/2007	421,000	418,261
Ranger Funding Co. LLC 5.25%-5.32% due 11/2-12/12/2006[5]	61,000	60,834
Wal-Mart Stores Inc. 5.20%-5.23% due 11/7-12/19/2006[5]	459,400	457,199
U.S. Treasury Bills 4.805%-4.966% due 11/9-12/21/2006	432,900	431,180
CAFCO, LLC 5.23%-5.26% due 12/12/2006-1/18/2007[5]	200,000	198,291
Ciesco LLC 5.25%-5.26% due 11/6-12/7/2006[5]	195,415	194,766
Citigroup Funding Inc. 5.25%-5.27% due 11/16/2006	32,000	31,929
Federal Farm Credit Banks 5.05%-5.14% due 11/3-12/27/2006	409,800	408,027
Variable Funding Capital Corp. 5.22%-5.25% due 11/6/2006-1/5/2007[5]	391,600	389,839
Jupiter Securitization Co., LLC 5.24%-5.25% due 11/8-12/1/2006[5]	159,193	158,533
Preferred Receivables Funding Corp. 5.26% due 11/15/2006[5]	80,000	79,831
Park Avenue Receivables Co., LLC 5.24%-5.26% due 11/3-12/5/2006[5]	151,500	151,060
Clipper Receivables Co., LLC 5.25%-5.28% due 11/3-12/4/2006[5]	257,000	256,496
State Street Corp. 5.23%-5.24% due 11/27-12/5/2006	105,000	104,495
General Electric Co. 5.23%-5.24% due 12/20-12/28/2006	140,000	138,921
Edison Asset Securitization LLC 5.23%-5.24% due 12/22/2006-1/12/2007[5]	135,000	133,689
General Electric Capital Services, Inc. 5.23%-5.25% due 11/2-12/6/2006	80,000	79,730
International Lease Finance Corp. 5.225%-5.235% due 11/1-12/18/2006	189,500	188,951
American General Finance Corp. 5.225% due 12/13/2006	50,000	49,701
AIG Funding Inc. 5.22%-5.24% due 11/1-12/21/2006	110,000	109,634
Gannett Co. 5.18%-5.20% due 11/2-11/22/2006[5]	236,700	236,186
International Bank for Reconstruction and Development 5.06%-5.13% due 11/13-11/29/2006	217,200	216,701
HSBC Finance Corp. 5.20%-5.23% due 11/10-12/12/2006	200,000	199,092
HSBC Finance Corp. 5.25% due 12/1/2006[9]	15,000	14,934
UnionBanCal Commercial Funding Corp. 5.24% due 11/10-11/20/2006	111,600	111,350
Union Bank of California, N.A. 5.27% due 11/28-12/11/2006	93,200	93,200
Tennessee Valley Authority 5.06%-5.135% due 11/9-12/21/2006	193,500	192,443
Procter & Gamble Co. 5.21% due 12/1-12/11/2006[5]	182,000	181,057
Three Pillars Funding, LLC 5.26%-5.27% due 11/17-12/19/2006[5]	176,282	175,481
E.I. duPont de Nemours and Co. 5.19%-5.20% due 11/17-11/28/2006[5]	165,000	164,373
Private Export Funding Corp. 5.18%-5.34% due 11/1/2006-2/7/2007[5]	151,300	149,949
FCAR Owner Trust I 5.25%-5.28% due 11/16-12/15/2006	147,500	146,784
CIT Group, Inc. 5.25% due 1/8-2/5/2007[5]	114,800	113,412
CIT Group, Inc. 5.25% due 1/23/2007	20,000	19,757
Coco-Cola Co. 5.19%-5.20% due 11/2-12/8/2006[5]	130,000	129,569
IBM Capital Inc. 5.205%-5.21% due 12/6/2006[5]	65,800	65,476
IBM Corp. 5.16% due 12/4/2006[5]	50,000	49,756
American Express Credit Corp. 5.23% due 11/28-12/13/2006	70,000	69,660
American Express Credit Corp. 5.24%-5.25% due 12/4/2006[9]	30,000	29,852
3M Co. 5.19%-5.21% due 11/27-12/18/2006	100,000	99,413
Kimberly-Clark Worldwide Inc. 5.19%-5.195% due 11/27-12/4/2006[5]	95,500	95,089
Abbott Laboratories 5.18% due 11/7/2006[5]	75,275	75,199
Illinois Tool Works Inc. 5.21%-5.22% due 11/14-12/14/2006	71,000	70,713
NetJets Inc. 5.18%-5.20% due 11/9-11/16/2006[5]	65,000	64,887
Hershey Co. 5.19% due 11/13-12/8/2006[5]	55,000	54,807
Wells Fargo Bank, N.A. 5.27% due 11/3/2006	50,000	50,000
Emerson Electric Co. 5.18% due 11/14/2006[5]	50,000	49,899
Colgate-Palmolive Co. 5.19% due 11/7/2006[5]	43,100	43,056
Triple-A One Funding Corp. 5.25% due 11/9/2006[5]	30,730	30,690
Becton, Dickinson and Co. 5.21% due 11/6/2006	25,000	24,978
McCormick & Co., Inc. 5.20% due 11/7/2006[5]	25,000	24,975
Bank of New York Co., Inc. 5.21% due 11/10/2006	25,000	24,964
Eli Lilly and Co. 5.17% due 11/13/2006[5]	25,000	24,953
USAA Capital Corp. 5.23% due 11/15/2006	25,000	24,948
Target Corp. 5.20% due 11/20/2006	25,000	24,928
Chevron Funding Corp. 5.22% due 11/27/2006	25,000	24,902
Medtronic Inc. 5.19% due 12/15/2006[5]	21,700	21,559
Wm. Wrigley Jr. Co. 5.21% due 12/5/2006[5]	15,000	14,924
Caterpillar Financial Services Corp. 5.19% due 11/14/2006	9,800	9,780

Total short-term securities (cost: $9,698,380,000)		9,698,548

Total investment securities (cost: $63,634,083,000)		77,822,430
Other assets less liabilities		(114,307)

Net assets		$77,708,123

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Represents an affiliated company as defined under the Investment Company Act of 1940.
2 Valued under fair value procedures adopted by authority of the board of directors. None at 10/31/06.
3 Security did not produce income during the last 12 months.
4 Coupon rate may change periodically.
5 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $5,953,872,000, which represented 7.66% of the net assets of the fund.
6 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7 Scheduled interest and/or principal payment was not received.
8 Step bond; coupon rate will increase at a later date.
9 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-912-1206-S6880

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital Income Builder, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital Income Builder, Inc (the "Fund") as of October 31, 2006, and for the year then ended and have issued our unqualified report thereon dated December 8, 2006 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of October 31, 2006 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
December 8, 2006

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER, INC.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: January 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: January 9, 2007

By /s/ Sheryl F. Johnson
Sheryl F. Johnson, Treasurer and Principal Financial Officer

Date: January 9, 2007